UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21224

Eaton Vance Insured Michigan Municipal Bond Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2008

Item 1. Reports to Stockholders

Semiannual Report March 31, 2008

EATON VANCE
INSURED
MUNICIPAL
BOND
FUNDS

CLOSED-END FUNDS:

Insured Municipal II

Insured California II

Insured Florida Plus

Insured Massachusetts

Insured Michigan

Insured New Jersey

Insured New York II

Insured Ohio

Insured Pennsylvania

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

TABLE OF CONTENTS

Investment Update	2-3

Performance Information and Portfolio Composition

Insured Municipal Bond Fund II	4
Insured California Municipal Bond Fund II	5
Insured Florida Plus Municipal Bond Fund	6
Insured Massachusetts Municipal Bond Fund	7
Insured Michigan Municipal Bond Fund	8
Insured New Jersey Municipal Bond Fund	9
Insured New York Municipal Bond Fund II	10
Insured Ohio Municipal Bond Fund	11
Insured Pennsylvania Municipal Bond Fund	12

Financial Statements	13

Dividend Reinvestment Plan	76

Board of Trustees’ Annual Approval of the Investment Advisory Agreements	78

Investment Management	81

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

INVESTMENT UPDATE

The investment objective of each Eaton Vance Insured Municipal Bond Fund (the “Funds”), closed-end funds traded on the American Stock Exchange, is to provide current income exempt from regular federal income tax, federal alternative minimum tax and, in state specific funds, state personal income taxes, as applicable. The Funds invest primarily in high-grade municipal securities that are insured as to the timely payment of principal and interest.

Economic and Market Conditions

Economic growth in the first quarter of 2008 measured 0.6%, according to preliminary Commerce Department data reported in April 2008, following the 0.6% growth rate achieved in the fourth quarter 2007. The housing sector continued to struggle in the first quarter due to market concerns related to subprime mortgages. Although the weaker dollar was having a beneficial effect on export-related industries, tourism, and U.S.-based multinational companies, consumers started to curtail spending, as food and energy costs continued to climb, according to Commerce Department data, and consumer confidence levels fell to 25-year lows, according to University of Michigan data.

On March 16, 2008, the Federal Reserve (the “Fed”) took extraordinary actions to support orderly market functioning after it learned that Bear Stearns faced a liquidity crisis which could have triggered a wider market crisis. In addition to approving a financing arrangement to support JPMorgan Chase’s acquisition of Bear Stearns, the Fed created a new lending facility that expanded the potential collateral it would accept from member banks and extended the new lending facility to securities firms. The Fed also lowered the Discount Rate, the rate at which it will lend to these firms, to 3.25% from 3.50%. Two days later, on March 18, 2008, at a regularly scheduled meeting of the Federal Open Market Committee, the Fed lowered the Federal Funds Rate by 75 basis points to 2.25% from 3.00% and further lowered the Discount Rate to 2.50%. The Federal Funds Rate has been lowered by a total of 300 basis points (3.00%) since September 18, 2007, from 5.25%, and the Discount Rate has been lowered by a total of 375 basis points (3.75%) since August 17, 2007, from 6.25%. Management believes that all of these actions were aimed at providing market liquidity during this period of extreme uncertainty and tight credit conditions that first surfaced in August 2007.

Management Discussion

The Funds invest primarily in bonds with stated maturities of 10 years or longer at the time of investment, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds.

The Funds underperformed their benchmark, the Lehman Brothers Municipal Bond Index – a broadbased, unmanaged index of municipal bonds – for the six months ended March 31, 2008.(1) Management believes that much of the underperformance can be attributed to the broader-based credit crisis that has shaken the fixed-income markets since August 2007, which led investors to move their capital into the Treasury market, particularly in shorter-maturity bonds. This move was originally driven by uncertainty surrounding financial companies’ exposure to mortgage backed collateralized debt obligations (CDOs). More recently, the municipal bond market has been impacted by the downgrade of major municipal bond insurers due to their exposure to mortgage-related CDO debt. As a result of an active management style that focuses on income and longer call protection, the Funds generally hold longer-duration bonds. Although the municipal bond market stabilized and fund performance improved during March 2008, management believes that investors’ flight – from September 2007 through February 2008 – to shorter-maturity uninsured bonds from longer- maturity insured bonds resulted in the Funds’ relative underperformance for the period.

The ratio of yields on current coupon AAA-rated insured bonds to the yield on 30-year Treasury bonds was 116% as of March 31, 2008, with many individual bonds trading higher than 116%.(2) Management believes that this was the result of dislocation in the fixed-income marketplace caused by fears of subprime contagion, insurance companies’ mark-to-market risks and the decentralized nature of the municipal marketplace. Historically, this is a rare occurrence in the municipal bond market and is generally considered a signal that municipal bonds are significantly undervalued compared to Treasuries.

With this backdrop, management continues to manage all of its municipal funds with the same relative value approach that it has traditionally employed – maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time.

(1)

It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(2)	Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield.
Private insurance does not decrease the risk of loss associated with Fund shares.
Past performance is no guarantee of future results.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

As has been widely reported since mid-February 2008, the normal functioning of the auction market in the U.S. for certain types of “auction rate securities” has been disrupted by an imbalance between buy and sell orders. Consistent with patterns in the broader market for auction rate securities, the Funds have, since mid-February, experienced unsuccessful Auction Preferred Share (APS) auctions. In the event of an unsuccessful auction, the affected APS shares remain outstanding, and the dividend rate reverts to the specified maximum payable rate. We believe that the earnings rate on the Funds’ assets continues to exceed the cost of the APS, and that leveraging the Funds remains appropriate. Management continues to closely monitor developments in the APS market and is engaged with other market participants to develop solutions that are in the best interests of both common stock shareholders and APS shareholders to restore liquidity to holders of APS.

Eaton Vance Insured Municipal Bond Fund II as of March 31, 2008

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance(1)

American Stock Exchange Symbol	EIV

Average Annual Total Return (by share price)
Six Months	-9.29%
One Year	-15.99
Five Years	4.13
Life of Fund (11/29/02)	4.15

Average Annual Total Return (by net asset value)
Six Months	-11.17%
One Year	-12.30
Five Years	4.33
Life of Fund (11/29/02)	4.94

Market Yields

Market Yield(2)	5.88%
Taxable-Equivalent Market Yield(3)	9.05

Index Performance(4)

Lehman Brothers Municipal Bond Index - Average Annual Total Returns
Six Months	0.75%
One Year	1.90
Five Years	3.92
Life of Fund (11/30/02)	4.31

Lipper Averages(5)

Lipper Insured Municipal Debt Funds (Leveraged) Classification - Average Annual Total Returns (by net asset value)
Six Months	-3.64%
One Year	-3.76
Five Years	3.56
Life of Fund (11/30/02)	4.24

Portfolio Manager: William H. Ahern, CFA

Rating Distribution*(6)

By total investments

* The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 3/31/08, is as follows and the average rating is AA+:

AAA	79.5%
AA	5.4%
A	11.1%
BBB	3.4%
CCC	0.6%

Fund Statistics(7)

•	Number of Issues:	80
•	Average Maturity:	26.9 years
•	Average Effective Maturity:	21.9 years
•	Average Call Protection:	9.7 years
•	Average Dollar Price:	$86.71
•	Leverage:**	40.2%

**The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Fund’s net assets applicable to common shares plus Auction Preferred Shares. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2) The Fund’s market yield is calculated by dividing the last dividend paid per common share of the semi-annual period by the share price at the end of the semi-annual period and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Insured Municipal Debt Funds (Leveraged) Classification (closed-end) contained 23 funds for the 6-month, 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month-end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Eaton Vance Insured California Municipal Bond Fund II as of March 31, 2008

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance(1)

American Stock Exchange Symbol	EIA

Average Annual Total Return (by share price)
Six Months	-1.04%
One Year	-5.01
Five Years	5.66
Life of Fund (11/29/02)	5.09

Average Annual Total Return (by net asset value)
Six Months	-10.39%
One Year	-10.98
Five Years	3.70
Life of Fund (11/29/02)	4.17

Market Yields

Market Yield(2)	5.08%
Taxable-Equivalent Market Yield(3)	8.62

Index Performance(4)

Lehman Brothers Municipal Bond Index - Average Annual Total Returns
Six Months	0.75%
One Year	1.90
Five Years	3.92
Life of Fund (11/30/02)	4.31

Lipper Averages(5)

Lipper California Insured Municipal Debt Funds Classification - Average Annual Total Returns (by net asset value)
Six Months	-3.72%
One Year	-3.60
Five Years	3.80
Life of Fund (11/30/02)	4.32

Portfolio Manager: Cynthia J. Clemson

Rating Distribution*(6)

By total investments

* The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 3/31/08, is as follows and the average rating is AA+:

AAA	71.8%
AA	12.9%
A	15.3%

Fund Statistics(7)

•	Number of Issues:	57
•	Average Maturity:	24.7 years
•	Average Effective Maturity:	19.0 years
•	Average Call Protection:	8.0 years
•	Average Dollar Price:	$85.36
•	Leverage:**	40.2%

**The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Fund’s net assets applicable to common shares plus Auction Preferred Shares. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2) The Fund’s market yield is calculated by dividing the last dividend paid per common share of the semi-annual period by the share price at the end of the semi-annual period and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 41.05% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper California Insured Municipal Debt Funds Classification (closed-end) contained 13 funds for the 6-month, 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month-end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Eaton Vance Insured Florida Plus Municipal Bond Fund as of March 31, 2008

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance(1)

American Stock Exchange Symbol	EIF

Average Annual Total Return (by share price)
Six Months	-10.03%
One Year	-12.72
Five Years	1.57
Life of Fund (11/29/02)	2.19

Average Annual Total Return (by net asset value)
Six Months	-9.25%
One Year	-10.43
Five Years	3.55
Life of Fund (11/29/02)	4.05

Market Yields

Market Yield(2)	5.34%
Taxable-Equivalent Market Yield(3)	8.22

Index Performance(4)

Lehman Brothers Municipal Bond Index - Average Annual Total Returns
Six Months	0.75%
One Year	1.90
Five Years	3.92
Life of Fund (11/30/02)	4.31

Lipper Averages(5)

Lipper Florida Municipal Debt Funds Classification - Average Annual Total Returns (by net asset value)
Six Months	-2.86%
One Year	-3.08
Five Years	3.80
Life of Fund (11/30/02)	4.44

Portfolio Manager: Craig R. Brandon, CFA

Rating Distribution*(6)

By total investments

* The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 3/31/08, is as follows and the average rating is AAA:

AAA	86.1%
AA	5.6%
A	6.2%
Non-Rated	2.1

Fund Statistics(7)

•	Number of Issues:	57
•	Average Maturity:	24.6 years
•	Average Effective Maturity:	18.9 years
•	Average Call Protection:	10.4 years
•	Average Dollar Price:	$91.42
•	Leverage:**	40.0%

**The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Fund’s net assets applicable to common shares plus Auction Preferred Shares. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2) The Fund’s market yield is calculated by dividing the last dividend paid per common share of the semi-annual period by the share price at the end of the semi-annual period and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Florida Municipal Debt Funds Classification (closed-end) contained 15, 15, 14 and 14 funds for the 6-month, 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month-end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Eaton Vance Insured Massachusetts Municipal Bond Fund as of March 31, 2008

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance(1)

American Stock Exchange Symbol	MAB

Average Annual Total Return (by share price)
Six Months	-0.85%
One Year	-3.63
Five Years	4.74
Life of Fund (11/29/02)	5.91

Average Annual Total Return (by net asset value)
Six Months	-7.61%
One Year	-8.88
Five Years	4.46
Life of Fund (11/29/02)	4.88

Market Yields

Market Yield(2)	4.66%
Taxable-Equivalent Market Yield(3)	7.57

Index Performance(4)

Lehman Brothers Municipal Bond Index - Average Annual Total Returns
Six Months	0.75%
One Year	1.90
Five Years	3.92
Life of Fund (11/30/02)	4.31

Lipper Averages(5)

Lipper Other States Municipal Debt Funds Classification - Average Annual Total Returns (by net asset value)
Six Months	-2.32%
One Year	-2.64
Five Years	4.23
Life of Fund (11/30/02)	4.91

Portfolio Manager: Robert B. MacIntosh, CFA

Rating Distribution*(6)

By total investments

* The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 3/31/08, is as follows and the average rating is AA+:

AAA	71.8%
AA	7.7%
A	17.1%
BBB	1.6%
Non-Rated	1.8%

Fund Statistics(7)

•	Number of Issues:	45
•	Average Maturity:	26.2 years
•	Average Effective Maturity:	19.6 years
•	Average Call Protection:	9.7 years
•	Average Dollar Price:	$95.92
•	Leverage:**	39.3%

**The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Fund’s net assets applicable to common shares plus Auction Preferred Shares. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2) The Fund’s market yield is calculated by dividing the last dividend paid per common share of the semi-annual period by the share price at the end of the semi-annual period and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 38.45% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification (closed-end) contained 46 funds for the 6-month, 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month-end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Eaton Vance Insured Michigan Municipal Bond Fund as of March 31, 2008

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance(1)

American Stock Exchange Symbol	MIW

Average Annual Total Return (by share price)
Six Months	-6.47%
One Year	-8.10
Five Years	2.34
Life of Fund (11/29/02)	3.48

Average Annual Total Return (by net asset value)
Six Months	-5.27%
One Year	-5.19
Five Years	4.82
Life of Fund (11/29/02)	5.23

Market Yields

Market Yield(2)	5.22%
Taxable-Equivalent Market Yield(3)	8.40

Index Performance(4)

Lehman Brothers Municipal Bond Index - Average Annual Total Returns
Six Months	0.75%
One Year	1.90
Five Years	3.92
Life of Fund (11/30/02)	4.31

Lipper Averages(5)

Lipper Michigan Municipal Debt Funds Classification - Average Annual Total Returns (by net asset value)
Six Months	-2.74%
One Year	-2.74
Five Years	3.96
Life of Fund (11/30/02)	4.70

Portfolio Manager: William H. Ahern, CFA

Rating Distribution*(6)

By total investments

* The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 3/31/08, is as follows and the average rating is AA+:

AAA	68.4%
AA	4.5%
A	26.1%
BBB	1.0%

Fund Statistics(7)

•	Number of Issues:	36
•	Average Maturity:	22.8 years
•	Average Effective Maturity:	11.2 years
•	Average Call Protection:	6.6 years
•	Average Dollar Price:	$92.62
•	Leverage:**	38.9%

**The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Fund’s net assets applicable to common shares plus Auction Preferred Shares. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2) The Fund’s market yield is calculated by dividing the last dividend paid per common share of the semi-annual period by the share price at the end of the semi-annual period and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 37.83% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Michigan Municipal Debt Funds Classification (closed-end) contained 7 funds for the 6-month, 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month-end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Eaton Vance Insured New Jersey Municipal Bond Fund as of March 31, 2008

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance(1)

American Stock Exchange Symbol	ENJ

Average Annual Total Return (by share price)
Six Months	-1.86%
One Year	-6.19
Five Years	5.70
Life of Fund (11/29/02)	5.74

Average Annual Total Return (by net asset value)
Six Months	-8.44%
One Year	-8.35
Five Years	4.90
Life of Fund (11/29/02)	5.54

Market Yields

Market Yield(2)	5.04%
Taxable-Equivalent Market Yield(3)	8.52

Index Performance(4)

Lehman Brothers Municipal Bond Index - Average Annual Total Returns
Six Months	0.75%
One Year	1.90
Five Years	3.92
Life of Fund (11/30/02)	4.31

Lipper Averages(5)

Lipper New Jersey Municipal Debt Funds Classification - Average Annual Total Returns (by net asset value)
Six Months	-3.73%
One Year	-4.40
Five Years	4.54
Life of Fund (11/30/02)	5.13

Portfolio Manager: Robert B. MacIntosh, CFA

Rating Distribution*(6)

By total investments

* The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statement. Absent such securities, the Fund’s rating distribution at 3/31/08, is as follows and the average rating is AA+:

AAA	80.3%
A	12.8%
BBB	6.9%

Fund Statistics(7)

•	Number of Issues:	63
•	Average Maturity:	24.4 years
•	Average Effective Maturity:	19.7 years
•	Average Call Protection:	9.9 years
•	Average Dollar Price:	$86.41
•	Leverage:**	38.9%

**The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Fund’s net assets applicable to common shares plus Auction Preferred Shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2) The Fund’s market yield is calculated by dividing the last dividend paid per common share of the semi-annual period by the share price at the end of the semi-annual period and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 40.83% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New Jersey Municipal Debt Funds Classification (closed-end) contained 13 funds for the 6-month, 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month-end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Eaton Vance Insured New York Municipal Bond Fund II as of March 31, 2008

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance(1)

American Stock Exchange Symbol	NYH

Average Annual Total Return (by share price)
Six Months	-4.68%
One Year	-10.33
Five Years	5.00
Life of Fund (11/29/02)	5.20

Average Annual Total Return (by net asset value)
Six Months	-9.68%
One Year	-9.98
Five Years	4.73
Life of Fund (11/29/02)	5.20

Market Yields

Market Yield(2)	5.26%
Taxable-Equivalent Market Yield(3)	8.69

Index Performance(4)

Lehman Brothers Municipal Bond Index - Average Annual Total Returns
Six Months	0.75%
One Year	1.90
Five Years	3.92
Life of Fund (11/30/02)	4.31

Lipper Averages(5)

Lipper New York Insured Municipal Debt Funds Classification - Average Annual Total Returns (by net asset value)
Six Months	-2.58%
One Year	-2.27
Five Years	3.97
Life of Fund (11/30/02)	4.63

Portfolio Manager: Craig R. Brandon, CFA

Rating Distribution*(6)

By total investments

* The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 3/31/08, is as follows and the average rating is AAA:

AAA	86.3%
AA	4.9%
A	7.4%
BBB	1.4%

Fund Statistics(7)

•	Number of Issues:	48
•	Average Maturity:	27.6 years
•	Average Effective Maturity:	20.8 years
•	Average Call Protection:	9.2 years
•	Average Dollar Price:	$90.67
•	Leverage:**	39.9%

**The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Fund’s net assets applicable to common shares plus Auction Preferred Shares. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2) The Fund’s market yield is calculated by dividing the last dividend paid per common share of the semi-annual period by the share price at the end of the semi-annual period and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 39.45% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New York Insured Municipal Debt Funds Classification (closed-end) contained 12 funds for the 6-month, 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month-end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Eaton Vance Insured Ohio Municipal Bond Fund as of March 31, 2008

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance(1)

American Stock Exchange Symbol	EIO

Average Annual Total Return (by share price)
Six Months	-10.06%
One Year	-17.01
Five Years	0.89
Life of Fund (11/29/02)	2.15

Average Annual Total Return (by net asset value)
Six Months	-10.32%
One Year	-11.22
Five Years	3.37
Life of Fund (11/29/02)	3.79

Market Yields

Market Yield(2)	5.17%
Taxable-Equivalent Market Yield(3)	8.51

Index Performance(4)

Lehman Brothers Municipal Bond Index - Average Annual Total Returns
Six Months	0.75%
One Year	1.90
Five Years	3.92
Life of Fund (11/30/02)	4.31

Lipper Averages(5)

Lipper Other States Municipal Debt Funds Classification - Average Annual Total Returns (by net asset value)
Six Months	-2.32%
One Year	-2.64
Five Years	4.23
Life of Fund (11/30/02)	4.91

Portfolio Manager: William H. Ahern, CFA

Rating Distribution*(6)

By total investments

* The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 3/31/08, is as follows and the average rating is AA+:

AAA	81.2%
AA	3.6%
A	12.7%
BBB	2.5%

Fund Statistics(7)

•	Number of Issues:	53
•	Average Maturity:	23.4 years
•	Average Effective Maturity:	19.8 years
•	Average Call Protection:	9.2 years
•	Average Dollar Price:	$86.53
•	Leverage:**	39.9%

**

The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Fund’s net assets applicable to common shares plus Auction Preferred Shares. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2) The Fund’s market yield is calculated by dividing the last dividend paid per common share of the semi-annual period by the share price at the end of the semi-annual period and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 39.26% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification (closed-end) contained 46 funds for the 6-month, 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month-end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Eaton Vance Insured Pennsylvania Municipal Bond Fund as of March 31, 2008

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Fund Performance(1)

American Stock Exchange Symbol	EIP

Average Annual Total Return (by share price)
Six Months	1.64%
One Year	-2.89
Five Years	4.19
Life of Fund (11/29/02)	5.42

Average Annual Total Return (by net asset value)
Six Months	-5.89%
One Year	-6.06
Five Years	5.08
Life of Fund (11/29/02)	5.41

Market Yields

Market Yield(2)	4.98%
Taxable-Equivalent Market Yield(3)	7.90

Index Performance(4)

Lehman Brothers Municipal Bond Index - Average Annual Total Returns
Six Months	0.75%
One Year	1.90
Five Years	3.92
Life of Fund (11/30/02)	4.31

Lipper Averages(5)

Lipper Pennsylvania Municipal Debt Funds Classification - Average Annual Total Returns (by net asset value)
Six Months	-4.33%
One Year	-4.81
Five Years	3.80
Life of Fund (11/30/02)	4.54

Portfolio Manager: Adam A. Weigold, CFA

Rating Distribution*(6)

By total investments

* The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at 3/31/08, is as follows and the average rating is AA+:

AAA	73.0%
AA	7.8%
A	16.7%
BBB	1.2%
Non-Rated	1.3%

Fund Statistics(7)

•	Number of Issues:	58
•	Average Maturity:	23.7 years
•	Average Effective Maturity:	17.7 years
•	Average Call Protection:	8.5 years
•	Average Dollar Price:	$92.89
•	Leverage:**	39.0%

**The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Fund’s net assets applicable to common shares plus Auction Preferred Shares. The Fund uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2) The Fund’s market yield is calculated by dividing the last dividend paid per common share of the semi-annual period by the share price at the end of the semi-annual period and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 37.00% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month-end only

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Pennsylvania Municipal Debt Funds Classification (closed-end) contained 9 funds for the 6-month, 1-year, 5-year and Life-of-Fund periods, respectively. Lipper Averages are available as of month-end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

(7) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1H to the Fund’s financial statements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Eaton Vance Insured Municipal Bond Fund II as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 188.8%
Principal Amount (000's omitted)	Security	Value
Electric Utilities — 1.0%
$1,600	Sabine River Authority, TX, (TXU Energy Co. LLC), 5.20%, 5/1/28	$1,243,776
		$1,243,776
General Obligations — 4.5%
$2,215	California, 5.50%, 11/1/33	$2,262,113
3,610	New York City, NY, 5.25%, 1/15/33	3,623,321
		$5,885,434
Hospital — 5.6%
$400	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	$369,064
900	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	769,932
750	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	698,932
380	Cuyahoga County, OH, (Cleveland Clinic Health System), 5.50%, 1/1/29	384,275
500	Hawaii Department of Budget and Finance, (Hawaii Pacific Health), 5.60%, 7/1/33	486,780
1,315	Highlands County, FL, Health Facilities Authority, (Adventist Health System), 5.25%, 11/15/36	1,247,843
2,255	Knox County, TN, Health, Educational & Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	343,121
5,000	Knox County, TN, Health, Educational & Housing Facilities Board, (Covenant Health), 0.00%, 1/1/39	714,150
1,000	Lehigh County, PA, General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	978,440
1,440	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	1,316,995
		$7,309,532
Industrial Development Revenue — 9.5%
$7,875	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(1)	$7,978,635
5,000	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	4,416,000
		$12,394,635
Insured-Electric Utilities — 19.5%
$1,000	Burlington, KS, Pollution Control Revenue, (Kansas Gas & Electric Co.), (MBIA), 5.30%, 6/1/31	$1,005,670
22,685	Chelan County, WA, Public Utility District No. 1, (Columbia River), (MBIA), 0.00%, 6/1/23	10,095,506

Principal Amount (000's omitted)	Security	Value
Insured-Electric Utilities (continued)
$3,900	JEA, FL, Electric System Revenue, (FSA), 5.00%, 10/1/34	$3,871,686
5,000	Kentucky Municipal Power Agency, (Prairie Street Project), (MBIA), 5.00%, 9/1/37	4,931,550
2,990	Mississippi Development Bank, (Municipal Energy), (XLCA), 5.00%, 3/1/41	2,691,389
2,990	Missouri Joint Municipal Electric Utility Commission, (AMBAC), 4.50%, 1/1/37	2,737,554
		$25,333,355
Insured-Escrowed / Prerefunded — 13.7%
$6,250	Philadelphia, PA, (FSA), Prerefunded to 3/15/11, 5.00%, 9/15/31(1)	$6,678,480
3,825	Pittsburgh, PA, Water and Sewer Authority, (AMBAC), Prerefunded to 6/1/12, 5.125%, 12/1/27(1)	4,162,582
6,500	San Jose, CA, Redevelopment Agency Tax, (MBIA), Prerefunded to 8/1/10, 5.00%, 8/1/32(1)	6,959,240
		$17,800,302
Insured-General Obligations — 20.7%
$2,550	Butler County, KS, Unified School District No. 394, (FSA), 3.50%, 9/1/24	$2,202,537
1,950	California, (FSA), (AMBAC), 3.50%, 10/1/27	1,562,613
12,165	Chabot-Las Positas, CA, Community College District, (AMBAC), 0.00%, 8/1/43	1,491,064
17,000	Coast Community College District, CA, (Election of 2002), (FSA), 0.00%, 8/1/33	4,046,340
2,995	District of Columbia, (FGIC), 4.75%, 6/1/33	2,794,874
1,500	Goodyear, AZ, (MBIA), 3.00%, 7/1/26	1,146,570
1,025	King County, WA, Public Hospital District No. 1, (AGC), 5.00%, 12/1/37	1,015,539
1,675	Port Arthur, TX, Independent School District, (AGC), 4.75%, 2/15/38	1,605,303
5,490	Port Orange, FL, Capital Improvements, (FGIC), 5.00%, 10/1/35	5,433,343
5,630	Washington State, (FSA), 5.00%, 7/1/25	5,751,721
		$27,049,904
Insured-Hospital — 15.6%
$1,700	Highlands County, FL, Health Facilities Authority, (Adventist Health System), (MBIA), 5.00%, 11/15/35	$1,640,687
380	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/38	361,825
2,775	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/47	2,591,184
9,000	Maryland Health and Higher Educational Facilities Authority, (Medlantic/Helix Issue), (FSA), 5.25%, 8/15/38(1)	9,306,180

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund II as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Hospital (continued)
$555	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/31(2)	$560,012
1,120	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/36(2)	1,130,114
1,400	New York Dormitory Authority, (Health Quest Systems), (AGC), 5.125%, 7/1/37	1,401,414
1,300	Washington Health Care Facilities Authority, (Providence Health Care), Series C, (FSA), 5.25%, 10/1/33	1,300,000
1,235	Washington Health Care Facilities Authority, (Providence Health Care), Series D, (FSA), 5.25%, 10/1/33(2)	1,253,698
650	Washington Health Care Facilities Authority, (Providence Health Care), Series E, (FSA), 5.25%, 10/1/33(2)	654,609
		$20,199,723
Insured-Lease Revenue / Certificates of Participation — 3.2%
$4,250	Massachusetts Development Finance Agency, (MBIA), 5.125%, 2/1/34	$4,198,702
		$4,198,702
Insured-Other Revenue — 5.2%
$2,540	Harris County-Houston, TX, Sports Authority, (MBIA), 0.00%, 11/15/34	$483,413
1,000	New York City, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/39	984,480
5,500	New York City, NY, Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/46	5,353,920
		$6,821,813
Insured-Private Education — 3.9%
$2,500	Massachusetts Development Finance Agency, (Boston University), (XLCA), 6.00%, 5/15/59	$2,643,300
2,500	Massachusetts Development Finance Agency, (Franklin W. Olin College), (XLCA), 5.25%, 7/1/33	2,441,700
		$5,085,000
Insured-Public Education — 2.3%
$3,090	University of California, (FSA), 4.50%, 5/15/28	$2,932,843
		$2,932,843
Insured-Special Tax Revenue — 13.9%
$5,415	Metropolitan Pier and Exposition Authority, IL, (McCormick Place Expansion), (MBIA), 0.00%, 12/15/34	$1,238,898

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue (continued)
$4,000	Metropolitan Pier and Exposition Authority, IL, (McCormick Place Expansion), (MBIA), 5.25%, 6/15/42	$4,023,360
2,500	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	2,370,475
3,010	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	2,963,074
35,675	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	2,350,626
6,085	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	730,626
12,065	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	1,365,517
7,595	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	809,627
2,275	Utah Transportation Authority, Sales Tax Revenue, (FSA), 4.75%, 6/15/32(2)	2,220,468
		$18,072,671
Insured-Transportation — 30.4%
$11,900	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/22	$5,412,477
10,000	Maryland Transportation Authority, (FSA), 5.00%, 7/1/41	10,023,100
1,500	Metropolitan Atlanta Rapid Transit Authority, GA, (FSA), 4.50%, 7/1/32	1,385,265
5,255	Minneapolis-St. Paul, MN, Metropolitan Airports Commission, (FGIC), 4.50%, 1/1/32	4,651,516
13,885	Nevada Department of Business and Industry, (Las Vegas Monorail -1st Tier), (AMBAC), 0.00%, 1/1/20	6,332,254
3,640	New Jersey Transportation Trust Fund Authority, (Transportation System), (AMBAC), 5.00%, 12/15/25	3,738,353
8,150	Texas Turnpike Authority, (AMBAC), 5.00%, 8/15/42(3)	7,957,334
		$39,500,299
Insured-Utilities — 3.0%
$4,000	Philadelphia, PA, Gas Works Revenue, (FSA), 5.00%, 8/1/32	$3,944,320
		$3,944,320
Insured-Water and Sewer — 14.3%
$2,240	Atlanta, GA, Water and Wastewater, (FGIC), 5.00%, 11/1/38(4)	$2,168,342
3,690	Atlanta, GA, Water and Wastewater, (MBIA), 5.00%, 11/1/39	3,645,351
4,075	Houston, TX, Utility System, (FSA), 5.00%, 11/15/33	4,080,949
11,390	Pearland, TX, Waterworks and Sewer Systems, (MBIA), 3.50%, 9/1/31	8,772,350
		$18,666,992
Insured-Water Revenue — 21.6%
$7,000	Contra Costa, CA, Water District, (FSA), 5.00%, 10/1/32(1)	$6,970,758

See notes to financial statements

Eaton Vance Insured Municipal Bond Fund II as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Water Revenue (continued)
$5,655	Los Angeles, CA, Department of Water and Power, Water Revenue, (FGIC), 5.00%, 7/1/43	$5,561,579
835	Marysville, OH, Wastewater Treatment System, (XLCA), 4.75%, 12/1/46	742,816
6,110	Massachusetts Water Resources Authority, (AMBAC), 4.00%, 8/1/40	5,003,907
6,865	Metropolitan Water District, CA, (FGIC), 5.00%, 10/1/36	6,874,817
2,870	San Antonio, TX, Water Revenue, (FGIC), 5.00%, 5/15/23	2,910,610
		$28,064,487
Other Revenue — 0.3%
$500	Main Street National Gas Inc., GA, 5.50%, 9/15/27	$449,285
		$449,285
Special Tax Revenue — 0.6%
$750	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/24	$722,685
		$722,685
Total Tax-Exempt Investments — 188.8% (identified cost $253,166,841)		$245,675,758
Other Assets, Less Liabilities — (21.5)%		$(27,995,931)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (67.3)%		$(87,523,217)
Net Assets Applicable to Common Shares — 100.0%		$130,156,610

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

At March 31, 2008, the concentration of the Fund's investments in the various states, determined as a percentage of total investments, is as follows:

California	15.7%

Texas	11.0%

New York	10.0%

Others, representing less than 10% individually	63.3%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2008, 88.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 3.5% to 27.8% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  When-issued security.

(3)  Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund II as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 176.9%
Principal Amount (000's omitted)	Security	Value
General Obligations — 3.0%
$1,465	California, 5.50%, 11/1/33	$1,496,161
		$1,496,161
Hospital — 18.1%
$1,445	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 11/15/34	$1,356,999
2,940	California Statewide Communities Development Authority, (Huntington Memorial Hospital), 5.00%, 7/1/35	2,772,949
405	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/34	382,879
1,000	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	940,820
1,400	California Statewide Communities Development Authority, (Kaiser Permanente), 5.00%, 3/1/41	1,289,022
1,900	California Statewide Communities Development Authority, (Kaiser Permanente), 5.25%, 3/1/45	1,806,539
555	Washington Township Health Care District, 5.00%, 7/1/32	521,212
		$9,070,420
Insured-Electric Utilities — 9.0%
$1,475	Glendale Electric, (MBIA), 5.00%, 2/1/32	$1,476,785
1,600	Los Angeles Department of Water & Power, Power Systems Revenue, (AMBAC), 5.00%, 7/1/26	1,630,752
1,370	Sacramento Municipal Electric Utility District, (FSA), 5.00%, 8/15/28(1)	1,380,042
		$4,487,579
Insured-Escrowed / Prerefunded — 9.3%
$395	Orange County Water District, Certificates of Participation, Escrowed to Maturity, (MBIA), 5.00%, 8/15/34	$395,861
4,000	San Jose Redevelopment Agency Tax, (MBIA), Prerefunded to 8/1/10, 5.00%, 8/1/32(1)	4,283,180
		$4,679,041
Insured-General Obligations — 54.0%
$740	Antelope Valley Community College District, (Election of 2004), (MBIA), 5.25%, 8/1/39	$752,950
8,680	Arcadia Unified School District, (FSA), 0.00%, 8/1/38	1,465,965
3,115	Arcadia Unified School District, (FSA), 0.00%, 8/1/40	464,073
3,270	Arcadia Unified School District, (FSA), 0.00%, 8/1/41	459,598
820	California, (AMBAC), 5.00%, 4/1/27	822,353
1,500	Carlsbad Unified School District, (Election 2006), (MBIA), 5.25%, 8/1/32	1,532,415

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$19,350	Chabot-Las Positas Community College District, (AMBAC), 0.00%, 8/1/43	$2,371,729
5,000	Clovis Unified School District, (FGIC), 0.00%, 8/1/20	2,693,200
6,675	Coast Community College District, (Election of 2002), (FSA), 0.00%, 8/1/35	1,412,964
2,350	Long Beach Unified School District, (Election of 1999), (FSA), 5.00%, 8/1/31	2,340,224
695	Los Angeles Unified School District, (FSA), 4.50%, 7/1/24	685,499
1,845	Los Osos Community Services, Wastewater Assessment District, (MBIA), 5.00%, 9/2/33	1,750,850
1,000	Mount Diablo Unified School District, (FSA), 5.00%, 8/1/25	1,012,360
2,205	San Diego Unified School District, (MBIA), 5.50%, 7/1/24(1)	2,435,577
4,300	San Mateo County Community College District, (Election of 2001), (FGIC), 0.00%, 9/1/21	2,156,665
1,750	Santa Ana Unified School District, (MBIA), 5.00%, 8/1/32	1,755,285
1,620	Santa Clara Unified School District, (Election of 2004), (FSA), 4.375%, 7/1/30	1,488,343
3,200	Union Elementary School District, (FGIC), 0.00%, 9/1/22	1,509,568
		$27,109,618
Insured-Lease Revenue / Certificates of Participation — 14.3%
$4,250	California Public Works Board Lease Revenue, (Department of General Services), (AMBAC), 5.00%, 12/1/27(2)	$4,268,997
1,855	Orange County Water District, Certificates of Participation, (MBIA), 5.00%, 8/15/34	1,842,516
1,075	San Jose Financing Authority, (Civic Center), (AMBAC), 5.00%, 6/1/32	1,076,408
		$7,187,921
Insured-Public Education — 12.0%
$4,000	California State University, (AMBAC), 5.00%, 11/1/33	$3,994,080
1,000	University of California, (FSA), 4.50%, 5/15/26	966,260
1,110	University of California, (FSA), 4.50%, 5/15/28	1,053,545
		$6,013,885
Insured-Special Assessment Revenue — 17.3%
$2,500	Cathedral City Public Financing Authority, (Housing Redevelopment), (MBIA), 5.00%, 8/1/33	$2,478,550

See notes to financial statements

Eaton Vance Insured California Municipal Bond Fund II as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Special Assessment Revenue (continued)
$2,500	Cathedral City Public Financing Authority, (Tax Allocation Redevelopment), (MBIA), 5.00%, 8/1/33	$2,478,550
1,750	Irvine Public Facility and Infrastructure Authority, (AMBAC), 5.00%, 9/2/26	1,754,042
2,000	Murrieta Redevelopment Agency Tax, (MBIA), 5.00%, 8/1/32	1,988,720
		$8,699,862
Insured-Special Tax Revenue — 10.5%
$2,195	Hesperia Public Financing Authority, (Redevelopment and Housing Project), (XLCA), 5.00%, 9/1/37	$2,029,804
13,650	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	899,398
2,325	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	279,163
4,610	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	521,760
2,905	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	309,673
260	San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, (AMBAC), 5.00%, 7/1/31	258,214
985	San Francisco Bay Area Rapid Transportation District, Sales Tax Revenue, (AMBAC), 5.125%, 7/1/36	986,527
		$5,284,539
Insured-Transportation — 6.1%
$2,000	Puerto Rico Highway and Transportation Authority, (FGIC), 5.25%, 7/1/39	$1,914,100
3,670	San Joaquin Hills Transportation Corridor Agency, (MBIA), 0.00%, 1/15/27	1,167,427
		$3,081,527
Insured-Utilities — 3.5%
$1,750	Los Angeles Department of Water and Power, (FGIC), 5.125%, 7/1/41	$1,752,713
		$1,752,713
Insured-Water Revenue — 14.8%
$1,235	Calleguas Las Virgenes Public Financing Authority, (Municipal Water District), (FGIC), 4.75%, 7/1/37	$1,184,069
2,500	Contra Costa Water District, (FSA), 5.00%, 10/1/32(1)	2,489,521
1,500	Los Angeles Department of Water and Power, (MBIA), 3.00%, 7/1/30	1,082,100

Principal Amount (000's omitted)	Security	Value
Insured-Water Revenue (continued)
$1,475	San Francisco City and County Public Utilities Commission, (FSA), 4.25%, 11/1/33	$1,309,623
1,655	Santa Clara Valley Water District, (FSA), 3.75%, 6/1/28	1,372,012
		$7,437,325
Water Revenue — 5.0%
$2,500	California Water Resource, (Central Valley), 5.00%, 12/1/29	$2,506,550
		$2,506,550
Total Tax-Exempt Investments — 176.9% (identified cost $92,560,944)		$88,807,141
Other Assets, Less Liabilities — (9.7)%		$(4,852,336)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (67.2)%		$(33,764,927)
Net Assets Applicable to Common Shares — 100.0%		$50,189,878

AMBAC - AMBAC Financial Group, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2008, 85.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.3% to 29.9% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured Florida Plus Municipal Bond Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 184.9%
Principal Amount (000's omitted)	Security	Value
Electric Utilities — 2.0%
$200	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate, 10.00%, 7/1/25(1)(2)	$188,742
600	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate, 10.00%, 7/1/37(1)(2)	477,114
		$665,856
Escrowed / Prerefunded — 3.4%
$1,050	Highlands County Health Facilities Authority, (Adventist Health), Prerefunded to 11/15/12, 5.25%, 11/15/23	$1,150,181
		$1,150,181
Hospital — 4.1%
$500	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	$457,290
1,000	South Miami Health Facilities Authority, (Baptist Health), 5.00%, 8/15/42(3)	937,740
		$1,395,030
Industrial Development Revenue — 5.9%
$1,950	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(3)	$1,975,662
		$1,975,662
Insured-Electric Utilities — 6.6%
$1,300	Jacksonville Electric Authority, Electric System Revenue, (FSA), 4.75%, 10/1/34	$1,238,263
1,000	Northern Municipal Power Agency, IL, (Prairie Street Project), (MBIA), 5.00%, 1/1/32	987,600
		$2,225,863
Insured-Escrowed / Prerefunded — 19.7%
$1,025	Dade County, Professional Sports Franchise Facility, (MBIA), Escrowed to Maturity, 5.25%, 10/1/30	$1,080,053
2,250	Orange County Tourist Development Tax, (AMBAC), Prerefunded to 4/1/12, 5.125%, 10/1/30(3)	2,440,012
2,825	Puerto Rico Highway and Transportation Authority, (MBIA), Prerefunded to 7/1/16, 5.00%, 7/1/36(3)	3,133,151
		$6,653,216

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations — 29.5%
$2,000	Bowling Green, OH, City School District, (FSA), 5.00%, 12/1/34	$2,004,240
280	King County, WA, Public Hospital District No. 1, (AGC), 5.00%, 12/1/37	277,416
3,000	Mobile, AL, (FSA), 5.00%, 2/15/28(5)	3,037,140
1,100	Monroe Township, NJ, Board of Education, Middlesex County, (AGC), 4.75%, 3/1/38	1,067,473
1,775	Portage, MI, Public Schools, (FSA), 5.00%, 5/1/31	1,784,709
420	Port Arthur, TX, Independent School District, (AGC), 4.75%, 2/15/38	402,524
3,005	San Juan, CA, Unified School District, (FSA), 0.00%, 8/1/23	1,365,652
		$9,939,154
Insured-Hospital — 10.3%
$255	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/38	$242,803
1,700	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/47(3)	1,587,435
545	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/31(4)	549,921
1,100	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/36(4)	1,109,933
		$3,490,092
Insured-Lease Revenue / Certificates of Participation — 2.3%
$750	Scago, SC, Educational Facility Corp., Pickens School District, (FSA), 5.00%, 12/1/24	$762,083
		$762,083
Insured-Other Revenue — 5.9%
$2,000	Village Center Community Development District, (MBIA), 5.00%, 11/1/32	$1,980,920
		$1,980,920
Insured-Public Education — 7.8%
$1,700	Florida Gulf Coast University Financing Corporation, (MBIA), 4.75%, 8/1/32	$1,624,316
1,025	University of Vermont and State Agricultural College, (MBIA), 5.00%, 10/1/40	1,011,696
		$2,636,012

See notes to financial statements

Eaton Vance Insured Florida Plus Municipal Bond Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Sewer Revenue — 3.0%
$1,000	Pinellas County Sewer, (FSA), 5.00%, 10/1/32(5)	$995,800
		$995,800
Insured-Special Tax Revenue — 25.0%
$1,580	Baton Rouge, LA, Public Improvement, (FSA), 4.25%, 8/1/32(6)	$1,389,894
1,250	Cape Coral Utility Improvements Assessment, (Southwest 5 & Surfside Areas), (MBIA), 4.75%, 9/1/28	1,181,200
1,275	Jacksonville, Excise Tax, (FGIC), 5.125%, 10/1/27	1,284,410
380	Louisiana Gas and Fuels Tax, (FGIC), (FSA), 5.00%, 5/1/41	375,136
600	Miami-Dade County, Special Obligation, (MBIA), 0.00%, 10/1/35	121,740
8,000	Miami-Dade County, Special Obligation, (MBIA), 0.00%, 10/1/39	1,272,640
740	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	728,463
9,835	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	648,028
1,690	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	202,918
3,350	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	379,153
2,105	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	224,393
1,120	Sunrise Public Facilities, (MBIA), 0.00%, 10/1/20	611,531
		$8,419,506
Insured-Transportation — 30.4%
$1,155	Central Puget Sound, WA, Regional Transportation Authority, Sales Revenue, (FSA), 5.00%, 11/1/34	$1,160,186
420	Chicago, IL, (O'Hare International Airport), (FSA), 4.50%, 1/1/38	378,874
3,000	Chicago, IL, (O'Hare International Airport), (FSA), 5.00%, 1/1/33	2,987,100
1,385	Florida Mid-Bay Bridge Authority, (AMBAC), 4.625%, 10/1/32	1,299,088
1,470	Florida Turnpike Authority, Water & Sewer Revenue, (Department of Transportation), (FGIC), 4.50%, 7/1/27	1,386,651
575	Metropolitan Atlanta Rapid Transit Authority, GA, (FSA), 5.00%, 7/1/34	577,915
670	Port Authority of New York and New Jersey, (FSA), 5.00%, 8/15/33	676,955
1,605	Port Palm Beach District, (Improvements), (XLCA), 0.00%, 9/1/24	672,447
1,950	Port Palm Beach District, (Improvements), (XLCA), 0.00%, 9/1/25	764,400

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$1,000	Port Palm Beach District, (Improvements), (XLCA), 0.00%, 9/1/26	$367,500
		$10,271,116
Insured-Water and Sewer — 27.5%
$2,210	Austin, TX, Water and Wastewater System, (FSA), 5.00%, 11/15/33	$2,214,486
1,000	Emerald Coast, Utility Authority Revenue, (FGIC), 4.75%, 1/1/31	951,830
2,000	Fernley, NV, (AGC), 5.00%, 2/1/38(4)	1,993,700
370	Houston, TX, Utility System, (FSA), 5.00%, 11/15/33	370,540
1,250	Jacksonville Electric Authority, Water and Sewer System, (MBIA), 4.75%, 10/1/30	1,199,925
2,000	Marco Island Utility System, (MBIA), 5.00%, 10/1/27	2,010,500
570	Pearland, TX, Waterworks and Sewer Systems, (FSA), 4.50%, 9/1/34	523,049
		$9,264,030
Insured-Water Revenue — 1.5%
$500	Tampa Bay Water Utility System, (FGIC), Variable Rate, 7.01%, 10/1/27(1)(7)	$506,065
		$506,065
Total Tax-Exempt Investments — 184.9% (identified cost $63,408,573)		$62,330,586
Other Assets, Less Liabilities — (18.1)%		$(6,111,579)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (66.8)%		$(22,500,000)
Net Assets Applicable to Common Shares — 100.0%		$33,719,007

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

DRIVERS - Derivative Inverse Tax-Exempt Receipts

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

See notes to financial statements

Eaton Vance Insured Florida Plus Municipal Bond Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

At March 31, 2008, the concentration of the Fund's investments in the various states, determined as a percentage of total investments, is as follows:

Florida	40.2%

Others, representing less than 10% individually	59.8%

The Fund invests primarily in debt securities issued by Florida and other state municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2008, 91.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.9% to 35.0% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate value of the securities is $1,171,921 or 3.5% of the Fund's net assets applicable to common shares.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at March 31, 2008.

(3)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(4)  When-issued security.

(5)  Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(6)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(7)  Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at March 31, 2008.

See notes to financial statements

Eaton Vance Insured Massachusetts Municipal Bond Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 180.7%
Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded — 11.9%
$500	Massachusetts Development Finance Agency, (Massachusetts College of Pharmacy), Prerefunded to 7/1/13, 5.75%, 7/1/33	$572,025
600	Massachusetts Development Finance Agency, (Western New England College), Prerefunded to 12/1/12, 6.125%, 12/1/32	687,888
1,445	Massachusetts Health and Educational Facilities Authority, (Partners Healthcare System), Prerefunded to 7/1/11, 5.75%, 7/1/32	1,597,997
		$2,857,910
Hospital — 4.4%
$55	Massachusetts Health and Educational Facilities Authority, (Partners Healthcare Systems), 5.75%, 7/1/32	$56,402
1,000	Massachusetts Health and Educational Facilities Authority, (South Shore Hospital), 5.75%, 7/1/29	1,004,600
		$1,061,002
Housing — 3.5%
$985	Massachusetts Housing Finance Agency 4.50%, 6/1/38	$845,849
		$845,849
Insured-Escrowed / Prerefunded — 32.0%
$2,900	Massachusetts College Building Authority, (MBIA), Escrowed to Maturity, 0.00%, 5/1/26	$1,180,996
350	Massachusetts Development Finance Agency, (WGBH Educational Foundation), (AMBAC), Prerefunded to 1/1/12, 5.375%, 1/1/42	384,548
50	Massachusetts Health and Educational Facilities Authority, (New England Medical Center), (FGIC), Prerefunded to 5/15/12, 5.00%, 5/15/25	54,111
3,000	Puerto Rico, (FGIC), Prerefunded to 7/1/12, 5.00%, 7/1/32(1)	3,254,450
1,000	Puerto Rico Highway and Transportation Authority, (MBIA), Prerefunded to 7/1/16, 5.00%, 7/1/36(1)	1,109,820
1,500	University of Massachusetts Building Authority, (AMBAC), Prerefunded to 11/1/14, 5.125%, 11/1/34	1,671,840
		$7,655,765
Insured-General Obligations — 12.8%
$2,000	Massachusetts, (MBIA), 5.25%, 8/1/28	$2,123,940
1,000	Milford, (FSA), 4.25%, 12/15/46	858,190

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$75	Sandwich, (MBIA), 4.50%, 7/15/29	$72,015
		$3,054,145
Insured-Hospital — 4.6%
$1,160	Massachusetts Health and Educational Facilities Authority, (New England Medical Center), (FGIC), 5.00%, 5/15/25	$1,106,014
		$1,106,014
Insured-Lease Revenue / Certificates of Participation — 14.7%
$1,750	Massachusetts Development Finance Agency, (MBIA), 5.125%, 2/1/34	$1,728,877
1,000	Plymouth County Correctional Facility, (AMBAC), 5.00%, 4/1/22	1,022,080
795	Puerto Rico Public Buildings Authority, (CIFG), 5.25%, 7/1/36	760,020
		$3,510,977
Insured-Other Revenue — 4.7%
$1,000	Massachusetts Development Finance Agency, (WGBH Educational Foundation), (AMBAC), 5.75%, 1/1/42	$1,121,580
		$1,121,580
Insured-Pooled Loans — 10.1%
$2,400	Puerto Rico Municipal Finance Agency, (FSA), 5.00%, 8/1/27(1)	$2,408,184
		$2,408,184
Insured-Private Education — 26.8%
$1,000	Massachusetts Development Finance Agency, (Boston University), (XLCA), 5.375%, 5/15/39	$1,007,370
1,105	Massachusetts Development Finance Agency, (Boston University), (XLCA), 6.00%, 5/15/59	1,168,339
750	Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32(1)	791,532
1,500	Massachusetts Development Finance Agency, (Franklin W. Olin College), (XLCA), 5.25%, 7/1/33	1,465,020
750	Massachusetts Development Finance Agency, (Massachusetts College of Pharmacy), (AGC), 5.00%, 7/1/35	735,712
1,000	Massachusetts Development Finance Agency, (Massachusetts College of Pharmacy), (AGC), 5.00%, 7/1/37	990,810

See notes to financial statements

Eaton Vance Insured Massachusetts Municipal Bond Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Private Education (continued)
$250	Massachusetts Industrial Finance Agency, (Tufts University), (MBIA), 4.75%, 2/15/28	$243,708
		$6,402,491
Insured-Public Education — 12.1%
$700	Massachusetts College Building Authority, (XLCA), 5.50%, 5/1/39	$744,191
1,000	Massachusetts Health and Educational Facilities Authority, (University of Massachusetts), (FGIC), 5.125%, 10/1/34	993,550
1,150	Massachusetts Health and Educational Facilities Authority, (Worcester State College), (AMBAC), 5.00%, 11/1/32	1,146,723
		$2,884,464
Insured-Special Tax Revenue — 10.5%
$1,280	Martha's Vineyard Land Bank, (AMBAC), 5.00%, 5/1/32	$1,280,512
380	Massachusetts Bay Transportation Authority, Revenue Assessment, (MBIA), 4.00%, 7/1/33	318,622
6,200	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	408,518
1,055	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	126,674
2,095	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	237,112
1,325	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	141,245
		$2,512,683
Insured-Transportation — 10.4%
$3,700	Massachusetts Turnpike Authority, (MBIA), 0.00%, 1/1/28	$1,262,255
1,250	Massachusetts Turnpike Authority, Metropolitan Highway System, (AMBAC), 5.00%, 1/1/39	1,232,513
		$2,494,768
Insured-Water Revenue — 14.3%
$1,125	Massachusetts Water Resources Authority, (AMBAC), 4.00%, 8/1/40	$921,341
2,500	Massachusetts Water Resources Authority, (FSA), 5.00%, 8/1/32	2,489,375
		$3,410,716

Principal Amount (000's omitted)	Security	Value
Nursing Home — 2.7%
$745	Massachusetts Development Finance Agency, (Berkshire Retirement Community, Inc./Edgecombe), 5.15%, 7/1/31	$648,441
		$648,441
Private Education — 5.2%
$750	Massachusetts Development Finance Agency, (Middlesex School), 5.00%, 9/1/33	$731,010
500	Massachusetts Health and Educational Facilities Authority, (Boston College), 5.125%, 6/1/24	508,925
		$1,239,935
Total Tax-Exempt Investments (identified cost $43,499,127)		$43,214,924
Short-Term Investments — 3.0%
Principal Amount (000's omitted)	Description	Value
$710	Massachusetts Development Finance Agency, (Wentworth Institute), (AMBAC), (SPA: State Street Bank and Trust Co.), Variable Rate, 6.25%, 10/1/30(2)	$710,000
Total Short-Term Investments (identified cost $710,000)		$710,000
Total Investments — 183.7% (identified cost $44,209,127)		$43,924,924
Other Assets, Less Liabilities — (18.8)%		$(4,503,539)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (64.9)%		$(15,505,484)
Net Assets Applicable to Common Shares — 100.0%		$23,915,901

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

See notes to financial statements

Eaton Vance Insured Massachusetts Municipal Bond Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

SPA - Standby Bond Purchase Agreement

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2008, 84.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.7% to 24.3% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Variable rate demand obligation. The stated interest rate represents the rate in effect at March 31, 2008.

See notes to financial statements

Eaton Vance Insured Michigan Municipal Bond Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 169.3%
Principal Amount (000's omitted)	Security	Value
Electric Utilities — 6.0%
$1,250	Michigan Strategic Fund, (Detroit Edison Pollution Control), 5.45%, 9/1/29	$1,258,825
		$1,258,825
Escrowed / Prerefunded — 7.8%
$1,500	Michigan Hospital Finance Authority, (Sparrow Obligation Group), Prerefunded to 11/15/11, 5.625%, 11/15/36	$1,659,330
		$1,659,330
Hospital — 13.5%
$400	Michigan Hospital Finance Authority, (Chelsea Community Hospital), 5.00%, 5/15/30	$348,244
1,000	Michigan Hospital Finance Authority, (Oakwood Hospital System), 5.75%, 4/1/32	1,003,010
1,500	Michigan Hospital Finance Authority, (Trinity Health), 5.375%, 12/1/30	1,508,175
		$2,859,429
Insured-Electric Utilities — 2.3%
$500	Michigan Strategic Fund, (Detroit Edison Co.), (XLCA), 5.25%, 12/15/32	$485,810
		$485,810
Insured-Escrowed / Prerefunded — 52.1%
$750	Detroit School District, (School Bond Loan Fund), (FSA), Prerefunded to 5/1/12, 5.125%, 5/1/31	$815,070
1,250	Detroit Sewer Disposal, (FGIC), Prerefunded to 7/1/11, 5.125%, 7/1/31	1,347,500
1,500	Lansing Building Authority, (MBIA), Prerefunded to 6/1/13, 5.00%, 6/1/29	1,646,295
1,150	Michigan Hospital Finance Authority, (St. John Health System), (AMBAC), Escrowed to Maturity, 5.00%, 5/15/28	1,154,071
1,000	Michigan Trunk Line, (FSA), Prerefunded to 11/1/11, 5.00%, 11/1/25	1,080,700
3,275	Puerto Rico, (FGIC), Prerefunded to 7/1/12, 5.00%, 7/1/32(1)	3,553,623
1,300	Reed City Public Schools, (FSA), Prerefunded to 5/1/14, 5.00%, 5/1/29	1,434,589
		$11,031,848

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations — 10.5%
$1,960	Grand Rapids and Kent County Joint Building Authority, (DeVos Place), (MBIA), 0.00%, 12/1/27	$672,986
750	Greenville Public Schools, (MBIA), 5.00%, 5/1/25	755,505
1,330	Okemos Public School District, (MBIA), 0.00%, 5/1/19	788,756
		$2,217,247
Insured-Hospital — 9.9%
$500	Michigan Hospital Finance Authority, (Mid-Michigan Obligation Group), (AMBAC), 5.00%, 4/15/32	$492,425
1,590	Royal Oak Hospital Finance Authority, (William Beaumont Hospital), (MBIA), 5.25%, 11/15/35	1,592,035
		$2,084,460
Insured-Lease Revenue / Certificates of Participation — 18.3%
$1,000	Michigan Building Authority, (FGIC), 0.00%, 10/15/29	$291,250
1,750	Michigan House of Representatives, (AMBAC), 0.00%, 8/15/22	830,952
2,615	Michigan House of Representatives, (AMBAC), 0.00%, 8/15/23	1,164,930
3,100	Michigan State Building Authority, (FGIC), 0.00%, 10/15/30	825,065
795	Puerto Rico Public Buildings Authority, (CIFG), 5.25%, 7/1/36	760,020
		$3,872,217
Insured-Public Education — 16.2%
$1,500	Central Michigan University, (AMBAC), 5.05%, 10/1/32(2)	$1,500,720
750	Lake Superior State University, (AMBAC), 5.125%, 11/15/26	744,180
1,200	Wayne University, (MBIA), 5.00%, 11/15/37	1,192,584
		$3,437,484
Insured-Special Tax Revenue — 15.9%
$7,030	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	$463,207
845	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	101,459
1,675	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	189,577
1,115	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	118,859

See notes to financial statements

Eaton Vance Insured Michigan Municipal Bond Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue (continued)
$1,500	Wayne Charter County, (Airport Hotel-Detroit Metropolitan Airport), (MBIA), 5.00%, 12/1/30	$1,501,755
1,000	Ypsilanti Community Utilities Authority, (Sanitary Sewer System), (FGIC), 5.00%, 5/1/32	983,450
		$3,358,307
Insured-Utilities — 7.2%
$1,000	Lansing Board of Water and Light, (Water Supply, Steam and Electric Utility), (FSA), 5.00%, 7/1/25	$1,014,670
510	Lansing Board of Water and Light, (Water Supply, Steam and Electric Utility), (FSA), 5.00%, 7/1/26	514,881
		$1,529,551
Insured-Water Revenue — 7.4%
$1,600	Detroit Water Supply System, (FGIC), 5.00%, 7/1/30	$1,568,304
		$1,568,304
Private Education — 2.2%
$500	Michigan Higher Education Facilities Authority, (Hillsdale College), 5.00%, 3/1/35	$475,165
		$475,165
Total Tax-Exempt Investments — 169.3% (identified cost $35,483,255)		$35,837,977
Other Assets, Less Liabilities — (5.5)%		$(1,164,177)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (63.8)%		$(13,507,165)
Net Assets Applicable to Common Shares — 100.0%		$21,166,635

AMBAC - AMBAC Financial Group, Inc.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2008, 82.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.4% to 23.9% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured New Jersey Municipal Bond Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 177.2%
Principal Amount (000's omitted)	Security	Value
Hospital — 15.9%
$100	Camden County Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	$92,266
180	Camden County Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	153,986
150	Camden County Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	139,786
1,300	Camden County Improvement Authority, (Cooper Health System), 5.75%, 2/15/34	1,209,208
600	New Jersey Health Care Facilities Financing Authority, (Atlanticare Regional Medical Center), 5.00%, 7/1/37	549,246
610	New Jersey Health Care Facilities Financing Authority, (Capital Health System), 5.375%, 7/1/33	570,435
575	New Jersey Health Care Facilities Financing Authority, (Capital Health System), 5.75%, 7/1/23	583,774
250	New Jersey Health Care Facilities Financing Authority, (Hunterdon Medical Center), 5.125%, 7/1/35	240,917
600	New Jersey Health Care Facilities Financing Authority, (South Jersey Hospital), 5.00%, 7/1/36	551,952
1,705	New Jersey Health Care Facilities Financing Authority, (South Jersey Hospital), 5.00%, 7/1/46	1,532,965
		$5,624,535
Insured-Electric Utilities — 3.8%
$650	Puerto Rico Electric Power Authority, (FGIC), 5.25%, 7/1/34	$624,890
750	Puerto Rico Electric Power Authority, (FGIC), 5.25%, 7/1/35	719,528
		$1,344,418
Insured-Escrowed / Prerefunded — 21.4%
$800	Newark Housing Authority, (Newark Marine Terminal), (MBIA), Prerefunded to 1/1/14, 5.00%, 1/1/23	$879,232
1,500	Newark Housing Authority, (Newark Marine Terminal), (MBIA), Prerefunded to 1/1/14, 5.00%, 1/1/37	1,648,561
4,645	Puerto Rico, (FGIC), Prerefunded to 7/1/12, 5.00%, 7/1/32(1)	5,039,397
		$7,567,190
Insured-General Obligations — 38.9%
$2,260	Bayonne, (FSA), 0.00%, 7/1/22	$1,110,361
2,415	Bayonne, (FSA), 0.00%, 7/1/23	1,112,784
465	Chesterfield Township School District, (AGC), 4.50%, 2/1/37	441,225

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$810	Chesterfield Township School District, (AGC), 4.50%, 2/1/38	$766,714
2,000	Hudson County Improvement Authority, (MBIA), 0.00%, 12/15/38	355,020
5,500	Irvington Township, (FSA), 0.00%, 7/15/26	2,097,865
2,960	Jackson Township School District, (MBIA), 2.50%, 6/15/27	2,110,421
530	Madison Borough Board of Education, (MBIA), 4.75%, 7/15/35	524,366
2,670	Monroe Township Board of Education, Middlesex County, (AGC), 4.75%, 3/1/34	2,606,881
265	Nutley School District, (MBIA), 4.50%, 7/15/29	256,170
310	Nutley School District, (MBIA), 4.75%, 7/15/30	309,557
410	Nutley School District, (MBIA), 4.75%, 7/15/31	407,684
430	Nutley School District, (MBIA), 4.75%, 7/15/32	426,844
210	South Orange and Maplewood School District, (AGC), 4.625%, 1/15/26	209,355
215	South Orange and Maplewood School District, (AGC), 4.625%, 1/15/27	212,988
870	Sparta Township School District, (FSA), 4.30%, 2/15/34	794,345
		$13,742,580
Insured-Hospital — 14.9%
$2,750	New Jersey Health Care Facilities Financing Authority, (Englewood Hospital), (MBIA), 5.00%, 8/1/31(2)	$2,719,943
545	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/31(3)	549,921
1,100	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/36(3)	1,109,933
900	New Jersey Health Care Facilities Financing Authority, (Jersey City Medical Center), (AMBAC), 5.00%, 8/1/41	863,334
		$5,243,131
Insured-Lease Revenue / Certificates of Participation — 12.2%
$445	Gloucester County Improvements Authority, (MBIA), 4.75%, 9/1/30	$438,939
610	Hudson County Improvements Authority, (FSA), 4.50%, 4/1/35	574,553
265	Lafayette Yard Community Development Corporation, (Hotel and Conference Center), (FGIC), 5.00%, 4/1/35	261,521
1,250	Middlesex County, (MBIA), 5.00%, 8/1/31	1,251,050
1,000	New Jersey Economic Development Authority, (School Facilities), (AMBAC), (FSA), 5.00%, 9/1/37	1,008,930

See notes to financial statements

Eaton Vance Insured New Jersey Municipal Bond Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Lease Revenue / Certificates of Participation (continued)
$795	Puerto Rico Public Buildings Authority, (CIFG), 5.25%, 7/1/36	$760,020
		$4,295,013
Insured-Pooled Loans — 8.1%
$2,850	Puerto Rico Municipal Finance Agency, (FSA), 5.00%, 8/1/27(1)	$2,859,719
		$2,859,719
Insured-Public Education — 7.3%
$725	New Jersey Educational Facilities Authority, (Montclair State University), (MBIA), 3.75%, 7/1/24	$633,991
1,990	University of New Jersey Medicine and Dentistry, (AMBAC), 5.00%, 4/15/32	1,951,752
		$2,585,743
Insured-Sewer Revenue — 2.0%
$2,000	Rahway Valley Sewerage Authority, (MBIA), 0.00%, 9/1/27	$700,200
		$700,200
Insured-Special Tax Revenue — 7.3%
$2,390	New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/26	$861,499
1,120	New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/27	378,918
8,940	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	589,057
1,520	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	182,506
3,015	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	341,238
1,900	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	202,540
		$2,555,758
Insured-Transportation — 29.5%
$2,265	Delaware River Joint Toll Bridge Commission, (MBIA), 5.00%, 7/1/35	$2,266,495
490	Morristown Parking Authority, (MBIA), 4.50%, 8/1/37	449,663
2,000	New Jersey Transportation Trust Fund Authority, (Transportation System), (AMBAC), 4.75%, 12/15/37	1,944,020
310	New Jersey Transportation Trust Fund Authority, (Transportation System), (AMBAC), 5.00%, 12/15/25	318,376

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$3,875	Port Authority of New York and New Jersey, (FSA), 5.00%, 11/1/27(1)	$3,909,404
1,250	Port Authority of New York and New Jersey, (FSA), 5.00%, 8/15/33	1,262,975
270	Puerto Rico Highway and Transportation Authority, (MBIA), 5.00%, 7/1/33	267,683
		$10,418,616
Insured-Water and Sewer — 7.7%
$4,500	Middlesex County Improvements Authority, (Perth Amboy), (AMBAC), 0.00%, 9/1/24	$1,903,545
1,320	Passaic Valley Sewerage Commissioners, (FGIC), 2.50%, 12/1/32	828,300
		$2,731,845
Senior Living / Life Care — 1.7%
$600	New Jersey Economic Development Authority, (Fellowship Village), 5.50%, 1/1/25	$580,818
		$580,818
Special Tax Revenue — 1.3%
$500	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/31	$465,305
		$465,305
Transportation — 5.2%
$1,825	South Jersey Port Authority, (Marine Terminal), 5.10%, 1/1/33	$1,815,200
		$1,815,200
Total Tax-Exempt Investments — 177.2% (identified cost $63,855,788)		$62,530,071
Other Assets, Less Liabilities — (13.4)%		$(4,737,768)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (63.8)%		$(22,500,000)
Net Assets Applicable to Common Shares — 100.0%		$35,292,303

See notes to financial statements

Eaton Vance Insured New Jersey Municipal Bond Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2008, 86.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.2% to 26.2% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(3)  When-issued security.

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund II as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 170.5%
Principal Amount (000's omitted)	Security	Value
General Obligations — 6.4%
$500	New York City, 5.25%, 8/15/26	$509,725
1,650	New York City, 5.25%, 1/15/28	1,674,255
		$2,183,980
Hospital — 2.2%
$750	Suffolk County Industrial Development Agency, (Huntington Hospital), 5.875%, 11/1/32	$753,840
		$753,840
Industrial Development Revenue — 3.7%
$1,000	Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(1)	$1,013,160
240	Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.50%, 10/1/37	251,921
		$1,265,081
Insured-Electric Utilities — 9.1%
$2,020	Long Island Power Authority, (AMBAC), 5.00%, 9/1/34	$2,014,041
1,195	New York Power Authority, (MBIA), 4.50%, 11/15/47	1,080,567
		$3,094,608
Insured-Escrowed / Prerefunded — 4.8%
$1,500	Puerto Rico, (FGIC), Prerefunded to 7/1/12, 5.00%, 7/1/32(1)	$1,627,225
		$1,627,225
Insured-General Obligations — 6.6%
$2,245	New York Dormitory Authority, (School Districts Financing Program), (MBIA), 5.00%, 10/1/30	$2,252,161
		$2,252,161
Insured-Hospital — 1.1%
$360	New York Dormitory Authority, (Health Quest Systems), (AGC), 5.125%, 7/1/37	$360,364
		$360,364

Principal Amount (000's omitted)	Security	Value
Insured-Housing — 2.9%
$1,000	New York City Housing Corp., (MBIA), 4.95%, 11/1/33	$979,650
		$979,650
Insured-Lease Revenue / Certificates of Participation — 12.6%
$635	Hudson Yards Infrastructure Corp., (FGIC), 5.00%, 2/15/47	$614,166
3,195	Hudson Yards Infrastructure Corp., (MBIA), 4.50%, 2/15/47	2,888,408
795	Puerto Rico Public Buildings Authority, (CIFG), 5.25%, 7/1/36	760,020
		$4,262,594
Insured-Other Revenue — 19.3%
$1,930	New York City Cultural Resource Trust, (American Museum of Natural History), (MBIA), 5.00%, 7/1/44	$1,913,865
2,000	New York City Cultural Resource Trust, (Museum of Modern Art), (AMBAC), 5.125%, 7/1/31	2,002,480
545	New York City Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 4.75%, 1/1/42	510,649
390	New York City Industrial Development Agency, (Queens Baseball Stadium), (AMBAC), 5.00%, 1/1/39	383,947
1,825	New York City Industrial Development Agency, (Yankee Stadium), (MBIA), 4.75%, 3/1/46	1,709,258
		$6,520,199
Insured-Private Education — 25.3%
$1,000	New York City Industrial Development Agency, (New York University), (AMBAC), 5.00%, 7/1/31	$1,001,110
1,440	New York Dormitory Authority, (Barnard College), (FGIC), 5.00%, 7/1/24	1,454,774
2,500	New York Dormitory Authority, (Brooklyn Law School), (XLCA), 5.125%, 7/1/30	2,498,150
605	New York Dormitory Authority, (Fordham University), (FGIC), 5.00%, 7/1/32	597,419
1,000	New York Dormitory Authority, (New York University), (AMBAC), 5.00%, 7/1/31	1,001,110
500	New York Dormitory Authority, (Skidmore College), (FGIC), 5.00%, 7/1/33	497,120
110	New York Dormitory Authority, (University of Rochester), (MBIA), 5.00%, 7/1/27	110,340
5,425	Oneida County Industrial Development Agency, (Hamilton College), (MBIA), 0.00%, 7/1/32	1,394,225
		$8,554,248

See notes to financial statements

Eaton Vance Insured New York Municipal Bond Fund II as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Public Education — 4.5%
$1,500	New York Dormitory Authority, (City University), (AMBAC), 5.25%, 7/1/30	$1,517,025
		$1,517,025
Insured-Special Tax Revenue — 23.5%
$700	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	$663,733
1,900	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	1,870,379
1,700	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/35	332,809
9,835	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	648,028
20,540	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	2,466,238
3,350	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	379,153
2,105	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	224,393
1,380	Sales Tax Asset Receivables Corp., (AMBAC), 5.00%, 10/15/29	1,390,681
		$7,975,414
Insured-Transportation — 25.4%
$2,000	Metropolitan Transportation Authority, (FGIC), 5.25%, 11/15/31	$2,007,200
890	Port Authority of New York and New Jersey, (FSA), 5.00%, 8/15/24	923,678
2,500	Port Authority of New York and New Jersey, (FSA), 5.00%, 11/1/27(1)	2,522,269
600	Port Authority of New York and New Jersey, (FSA), 5.00%, 8/15/33	606,228
550	Puerto Rico Highway and Transportation Authority, (MBIA), 5.00%, 7/1/33	545,281
2,000	Triborough Bridge and Tunnel Authority, (MBIA), 5.00%, 11/15/32	2,004,800
		$8,609,456
Insured-Water and Sewer — 8.3%
$2,835	New York City Municipal Water Finance Authority, (Water and Sewer System), (AMBAC), 5.00%, 6/15/38(2)	$2,802,114
		$2,802,114
Insured-Water Revenue — 2.6%
$920	Suffolk County Water Authority, (MBIA), 4.50%, 6/1/32	$874,405
		$874,405

Principal Amount (000's omitted)	Security	Value
Other Revenue — 4.6%
$1,500	Puerto Rico Infrastructure Financing Authority, 5.50%, 10/1/32	$1,553,490
		$1,553,490
Private Education — 5.8%
$1,000	Dutchess County Industrial Development Agency, (Marist College), 5.00%, 7/1/22	$1,014,210
1,000	New York City Industrial Development Agency, (St. Francis College), 5.00%, 10/1/34	945,320
		$1,959,530
Water Revenue — 1.8%
$650	New York State Environmental Facilities Corp., Clean Water, (Municipal Water Finance), 4.50%, 6/15/36	$604,812
		$604,812
Total Tax-Exempt Investments — 170.5% (identified cost $60,223,371)		$57,750,196
Other Assets, Less Liabilities — (4.1)%		$(1,373,967)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (66.4)%		$(22,511,942)
Net Assets Applicable to Common Shares — 100.0%		$33,864,287

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2008, 85.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.6% to 32.6% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured Ohio Municipal Bond Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 168.6%
Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded — 2.6%
$790	Puerto Rico Electric Power Authority, Prerefunded to 7/1/13, 5.125%, 7/1/29	$872,768
		$872,768
Hospital — 6.7%
$900	Cuyahoga County, (Cleveland Clinic Health System), 5.50%, 1/1/29	$910,125
500	Miami County, (Upper Valley Medical Center), 5.25%, 5/15/26	480,755
1,000	Ohio Higher Educational Facilities Authority, (University Hospital Health Systems, Inc.), 4.75%, 1/15/46	824,080
		$2,214,960
Insured-Electric Utilities — 16.8%
$4,000	Ohio Municipal Electric Generation Agency, (MBIA), 0.00%, 2/15/25	$1,554,760
1,775	Ohio Municipal Electric Generation Agency, (MBIA), 0.00%, 2/15/26	645,567
5,000	Ohio Municipal Electric Generation Agency, (MBIA), 0.00%, 2/15/27	1,702,750
1,775	Ohio Water Development Authority, (Dayton Power & Light), (FGIC), 4.80%, 1/1/34	1,639,248
		$5,542,325
Insured-Escrowed / Prerefunded — 11.2%
$2,250	Springboro Community School District, (MBIA), Prerefunded to 6/1/14, 5.00%, 12/1/32	$2,485,260
1,100	Trotwood-Madison City School District, (School Improvements), (FGIC), Prerefunded to 12/1/12, 5.00%, 12/1/30	1,201,464
		$3,686,724
Insured-General Obligations — 40.0%
$1,500	Ashtabula School District, (Construction Improvements), (FGIC), 5.00%, 12/1/30(1)	$1,481,865
400	Bowling Green, City School District, (FSA), 5.00%, 12/1/34	400,848
1,000	Cleveland Municipal School District, (FSA), 5.00%, 12/1/27	1,011,030
810	Cleveland, (FGIC), 4.75%, 11/15/25	791,986
655	Cleveland, (FGIC), 4.75%, 11/15/27	630,680
2,075	Cuyahoga Community College District, (AMBAC), 5.00%, 12/1/32	2,063,214
430	Olentangy School District, (FSA), 4.50%, 12/1/32	397,397
500	Olmsted Falls City School District, (XLCA), 5.00%, 12/1/35	488,250
560	Pickerington Local School District, (MBIA), 4.25%, 12/1/34	489,524

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$2,400	Plain School District, (FGIC), 0.00%, 12/1/27	$843,696
750	St. Mary's, School District, (FSA), 5.00%, 12/1/35	750,540
500	Tecumseh School District, (FGIC), 4.75%, 12/1/31	479,390
420	Trotwood-Madison City School District, (School Improvements), (FSA), 4.50%, 12/1/30	391,146
2,000	Wapakoneta City School District, (FSA), 4.75%, 12/1/35(2)	1,942,880
1,000	Zanesville School District, (School Improvements), (MBIA), 5.05%, 12/1/29	1,004,990
		$13,167,436
Insured-Hospital — 10.8%
$980	Hamilton County, (Cincinnati Children's Hospital), (FGIC), 5.00%, 5/15/32	$937,605
1,500	Hamilton County, (Cincinnati Children's Hospital), (FGIC), 5.125%, 5/15/28	1,473,120
1,250	Ohio Higher Educational Facility Commission, (University Hospital Health Systems, Inc.), (AMBAC), 4.75%, 1/15/46	1,140,050
		$3,550,775
Insured-Lease Revenue / Certificates of Participation — 6.0%
$795	Puerto Rico Public Buildings Authority, (CIFG), 5.25%, 7/1/36	$760,020
235	Puerto Rico Public Buildings Authority, Government Facilities Revenue, (XLCA), 5.25%, 7/1/36	224,660
1,000	Summit County, (Civic Theater Project), (AMBAC), 5.00%, 12/1/33	991,360
		$1,976,040
Insured-Pooled Loans — 2.6%
$850	Puerto Rico Municipal Finance Agency, (FSA), 5.00%, 8/1/27(3)	$852,864
		$852,864
Insured-Public Education — 21.9%
$3,000	Cincinnati Technical and Community College, (AMBAC), 5.00%, 10/1/28	$2,973,420
1,170	Ohio University, (FSA), 5.25%, 12/1/23	1,234,514
1,000	University of Akron, (FSA), 5.00%, 1/1/38	999,920
1,000	University of Cincinnati, (AMBAC), 5.00%, 6/1/31	1,000,340
1,000	University of Cincinnati, (MBIA), 5.00%, 6/1/29	1,002,970
		$7,211,164

See notes to financial statements

Eaton Vance Insured Ohio Municipal Bond Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Sewer Revenue — 4.3%
$835	Marysville Wastewater Treatment System, (XLCA), 4.75%, 12/1/46	$742,816
750	Marysville Wastewater Treatment System, (XLCA), 4.75%, 12/1/47	665,910
		$1,408,726
Insured-Special Tax Revenue — 20.2%
$4,315	Hamilton County Sales Tax, (AMBAC), 0.00%, 12/1/22	$2,023,606
5,000	Hamilton County Sales Tax, (AMBAC), 0.00%, 12/1/23	2,203,200
1,000	Hamilton County Sales Tax, (AMBAC), 0.00%, 12/1/24	412,120
8,685	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	572,255
1,480	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	177,704
2,935	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	332,183
1,845	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	196,677
750	Trumbull County, (FSA), 5.00%, 12/1/37	749,947
		$6,667,692
Insured-Transportation — 12.3%
$3,580	Cleveland Airport System, (FSA), 5.00%, 1/1/31(4)	$3,527,088
500	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(3)	515,178
		$4,042,266
Pooled Loans — 7.6%
$1,450	Cuyahoga County Port Authority, (Garfield Heights), 5.25%, 5/15/23	$1,353,024
1,140	Rickenbacker Port Authority, Oasbo Expanded Asset Pool Loan, 5.375%, 1/1/32(3)	1,157,575
		$2,510,599
Private Education — 5.6%
$850	Ohio Higher Educational Facilities Authority, (John Carroll University), 5.25%, 11/15/33	$848,759
1,000	Ohio Higher Educational Facilities Authority, (Oberlin College), 5.00%, 10/1/33	1,000,000
		$1,848,759
Total Tax-Exempt Investments — 168.6% (identified cost $57,049,836)		$55,553,098
Other Assets, Less Liabilities — (2.2)%		$(737,262)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (66.4)%	$(21,876,934)
Net Assets Applicable to Common Shares — 100.0%	$32,938,902

AGC -Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2008, 86.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.9% to 24.1% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)  When-issued security.

(3)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(4)  Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

See notes to financial statements

Eaton Vance Insured Pennsylvania Municipal Bond Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 184.5%
Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded — 2.1%
$750	Lancaster County Hospital Authority, (Lancaster General Hospital), Prerefunded to 9/15/13, 5.50%, 3/15/26	$831,000
		$831,000
Hospital — 10.1%
$850	Lancaster County Hospital Authority, (Lancaster General Hospital), 4.50%, 3/15/36	$742,024
350	Lebanon County Health Facility Authority, (Good Samaritan Hospital), 6.00%, 11/15/35	343,948
1,500	Lehigh County General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	1,467,660
750	Pennsylvania Higher Educational Facilities Authority, (UPMC Health System), 6.00%, 1/15/31	792,412
875	Philadelphia Hospitals and Higher Education Facilities Authority, (Children's Hospital), 4.50%, 7/1/37	777,149
		$4,123,193
Insured-Electric Utilities — 7.9%
$3,345	Lehigh County Industrial Development Authority, (PPL Electric Utilities Corp.), (FGIC), 4.75%, 2/15/27	$3,215,749
		$3,215,749
Insured-Escrowed / Prerefunded — 33.9%
$2,500	Pennsylvania Higher Educational Facilities Authority, (Temple University), (MBIA), Prerefunded to 4/1/08, 5.00%, 4/1/29	$2,525,000
1,750	Philadelphia, (FSA), Prerefunded to 3/15/11, 5.00%, 9/15/31(1)	1,870,510
1,700	Philadelphia Authority for Industrial Development, Lease Revenue, (FSA), Prerefunded to 10/1/11, 5.25%, 10/1/30	1,862,622
1,750	Pittsburgh Water and Sewer Authority, (AMBAC), Prerefunded to 6/1/12, 5.125%, 12/1/27(1)	1,903,566
1,200	Puerto Rico, (FGIC), Prerefunded to 7/1/12, 5.00%, 7/1/32(1)	1,301,780
2,450	Puerto Rico Highway and Transportation Authority, (MBIA), Prerefunded to 7/1/16, 5.00%, 7/1/36(1)	2,717,173
270	Southcentral General Authority, (MBIA), Escrowed to Maturity, 5.25%, 5/15/31	272,870
1,230	Southcentral General Authority, (MBIA), Prerefunded to 5/15/11, 5.25%, 5/15/31	1,337,872
		$13,791,393

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations — 26.0%
$1,000	Alleghany County Gateway School District, (FGIC), 5.00%, 10/15/32	$983,320
1,650	Armstrong County, (MBIA), 5.40%, 6/1/31	1,666,583
500	Canon McMillan School District, (FGIC), 5.25%, 12/1/34	502,015
1,000	Central Greene School District, (FSA), 5.00%, 2/15/35	1,002,260
1,000	Erie School District, (AMBAC), 0.00%, 9/1/30	288,050
1,000	Hollidaysburg School District, (FSA), 4.75%, 3/15/30	974,690
2,555	McKeesport School District, (MBIA), 0.00%, 10/1/21(2)	1,310,000
1,500	Norwin School District, (FSA), 3.25%, 4/1/27	1,153,230
1,000	Pine-Richland School District, (FSA), 5.00%, 9/1/29	1,001,820
2,550	Shaler Area School District, (XLCA), 0.00%, 9/1/33	575,841
1,060	Upper Clair Township School District, (FSA), Prerefunded to 7/15/12, 5.00%, 7/15/32	1,148,404
		$10,606,213
Insured-Hospital — 2.5%
$1,000	Washington County Hospital Authority, (Washington Hospital), (AMBAC), 5.125%, 7/1/28	$999,290
		$999,290
Insured-Lease Revenue / Certificates of Participation — 2.9%
$1,215	Philadelphia Authority for Industrial Development, (One Benjamin Franklin), (FSA), 4.75%, 2/15/27	$1,173,787
		$1,173,787
Insured-Private Education — 16.9%
$1,000	Chester County Industrial Development Authority, Educational Facility, (Westtown School), (AMBAC), 5.00%, 1/1/31	$1,000,260
3,315	Delaware County, (Villanova University), (MBIA), 5.00%, 12/1/28	3,302,072
1,000	Pennsylvania Higher Educational Facilities Authority, (Drexel University), (MBIA), 5.00%, 5/1/37	990,870
1,755	Pennsylvania Higher Educational Facilities Authority, (Temple University), (MBIA), 4.50%, 4/1/36	1,611,160
		$6,904,362
Insured-Public Education — 13.8%
$500	Lycoming County Authority, (Pennsylvania College of Technology), (AGC), 5.50%, 10/1/37	$519,485
2,400	Lycoming County Authority, (Pennsylvania College of Technology), (AMBAC), 5.25%, 5/1/32	2,405,136
1,000	Pennsylvania Higher Educational Facilities Authority, (Clarion University Foundation), (XLCA), 5.00%, 7/1/33	942,510

See notes to financial statements

Eaton Vance Insured Pennsylvania Municipal Bond Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Public Education (continued)
$500	State Public School Building Authority, (Delaware County Community College), (FSA), 5.00%, 10/1/27	$507,870
375	State Public School Building Authority, (Delaware County Community College), (FSA), 5.00%, 10/1/29	377,348
875	State Public School Building Authority, (Delaware County Community College), (FSA), 5.00%, 10/1/32	877,048
		$5,629,397
Insured-Sewer Revenue — 11.1%
$1,000	Ambridge Borough Municipal Authority, Sewer Revenue, (FSA), 4.60%, 10/15/41	$920,500
1,555	Erie Sewer Authority, Series A, (AMBAC), 0.00%, 12/1/25	595,238
2,155	Erie Sewer Authority, Series B, (AMBAC), 0.00%, 12/1/25	824,912
1,920	Erie Sewer Authority, (AMBAC), 0.00%, 12/1/26	688,531
1,500	Pennsylvania University Sewer Authority, (MBIA), 5.00%, 11/1/26	1,502,370
		$4,531,551
Insured-Special Tax Revenue — 16.8%
$4,350	Pittsburgh and Allegheny County Public Auditorium Authority, (AMBAC), 5.00%, 2/1/29	$4,316,331
25,410	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	1,674,265
1,775	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	213,124
3,520	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	398,394
2,220	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	236,652
		$6,838,766
Insured-Transportation — 18.1%
$2,000	Allegheny County Port Authority, (FGIC), 5.00%, 3/1/25	$2,012,620
1,000	Allegheny County Port Authority, (FGIC), 5.00%, 3/1/29	985,920
2,075	Pennsylvania Turnpike Commission, (FSA), 5.25%, 7/15/30	2,201,783
2,100	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)	2,163,746
		$7,364,069
Insured-Utilities — 7.2%
$3,000	Philadelphia Gas Works Revenue, (AMBAC), 5.00%, 10/1/37	$2,945,520
		$2,945,520
Insured-Water and Sewer — 0.4%
$150	Saxonburg Water and Sewer Authority, (AGC), 5.00%, 3/1/35	$148,896
		$148,896

Principal Amount (000's omitted)	Security	Value
Insured-Water Revenue — 3.3%
$1,530	Philadelphia Water and Wastewater, (AMBAC), 4.25%, 11/1/31	$1,342,789
		$1,342,789
Private Education — 7.0%
$3,000	Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania), 4.75%, 7/15/35	$2,862,990
		$2,862,990
Senior Living / Life Care — 1.1%
$200	Montgomery County Industrial Development Authority, (Foulkeways at Gwynedd), 5.00%, 12/1/24	$184,340
300	Montgomery County Industrial Development Authority, (Foulkeways at Gwynedd), 5.00%, 12/1/30	258,909
		$443,249
Transportation — 3.4%
$1,400	Delaware River Joint Toll Bridge Commission, 5.00%, 7/1/28	$1,398,124
		$1,398,124
Total Tax-Exempt Investments — 184.5% (identified cost $76,312,310)		$75,150,338
Other Assets, Less Liabilities — (20.6)%		$(8,403,389)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (63.9)%		$(26,009,199)
Net Assets Applicable to Common Shares — 100.0%		$40,737,750

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2008, 87.1% of total investments are backed by bond insurance of various

See notes to financial statements

Eaton Vance Insured Pennsylvania Municipal Bond Fund as of March 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.0% to 25.3% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS (Unaudited)

Statements of Assets and Liabilities

As of March 31, 2008

	Insured Municipal Fund II	Insured California Fund II	Insured Florida Plus Fund
Assets
Investments —
Identified cost	$253,166,841	$92,560,944	$63,408,573
Unrealized depreciation	(7,491,083)	(3,753,803)	(1,077,987)
Investments, at value	$245,675,758	$88,807,141	$62,330,586
Cash	$2,203,294	$1,485,671	$2,288,008
Receivable for investments sold	2,201,559	24,719	1,657,488
Receivable from the transfer agent	—	8,592	—
Interest receivable	2,744,632	886,230	876,561
Prepaid expenses	7,011	4,518	4,518
Total assets	$252,832,254	$91,216,871	$67,157,161
Liabilities
Payable for floating rate notes issued	$28,025,000	$6,715,000	$6,970,000
Interest expense and fees payable	170,743	51,070	53,884
Payable for daily variation margin on open financial futures contracts	116,346	17,797	15,938
Payable for open interest rate swap contracts	912,129	394,180	244,222
Payable for when-issued securities	5,736,926	—	3,590,281
Payable to affiliate for Trustees' fees	679	370	110
Payable to affiliate for investment adviser fee	82,318	31,720	21,213
Accrued expenses	108,286	51,929	42,506
Total liabilities	$35,152,427	$7,262,066	$10,938,154
Auction preferred shares at liquidation value plus cumulative unpaid dividends	$87,523,217	$33,764,927	$22,500,000
Net assets applicable to common shares	$130,156,610	$50,189,878	$33,719,007
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized	$99,303	$38,633	$25,755
Additional paid-in capital	140,820,266	54,762,269	36,515,052
Accumulated net realized loss (computed on the basis of identified cost)	(2,306,478)	(414,058)	(1,287,059)
Accumulated undistributed net investment income	1,008,748	214,541	42,210
Net unrealized depreciation (computed on the basis of identified cost)	(9,465,229)	(4,411,507)	(1,576,951)
Net assets applicable to common shares	$130,156,610	$50,189,878	$33,719,007
Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)
	3,500	1,350	900
Common Shares Outstanding
	9,930,306	3,863,336	2,575,502
Net Asset Value Per Common Share
Net assets applicable to common shares ÷ common shares issued and outstanding	$13.11	$12.99	$13.09

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Assets and Liabilities

As of March 31, 2008

	Insured Massachusetts Fund	Insured Michigan Fund	Insured New Jersey Fund
Assets
Investments —
Identified cost	$44,209,127	$35,483,255	$63,855,788
Unrealized appreciation (depreciation)	(284,203)	354,722	(1,325,717)
Investments, at value	$43,924,924	$35,837,977	$62,530,071
Cash	$—	$675,578	$2,213,032
Receivable for investments sold	—	—	2,004,611
Receivable from the transfer agent	3,865	—	—
Interest receivable	551,474	510,381	651,122
Prepaid expenses	4,517	4,517	4,531
Total assets	$44,484,780	$37,028,453	$67,403,367
Liabilities
Payable for floating rate notes issued	$4,765,000	$2,180,000	$7,580,000
Interest expense and fees payable	27,031	15,281	63,719
Payable for daily variation margin on open financial futures contracts	—	5,313	—
Payable for open interest rate swap contracts	181,335	104,750	265,189
Payable for when-issued securities	—	—	1,641,861
Due to custodian	29,807	—	—
Payable to affiliate for Trustees' fees	111	11	27
Payable to affiliate for investment adviser fee	14,948	13,148	21,857
Accrued expenses	45,163	36,150	38,411
Total liabilities	$5,063,395	$2,354,653	$9,611,064
Auction preferred shares at liquidation value plus cumulative unpaid dividends	$15,505,484	$13,507,165	$22,500,000
Net assets applicable to common shares	$23,915,901	$21,166,635	$35,292,303
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized	$17,554	$15,118	$25,671
Additional paid-in capital	24,875,000	21,413,714	36,390,306
Accumulated net realized gain (loss) (computed on the basis of identified cost)	(541,281)	(565,477)	238,536
Accumulated undistributed net investment income	30,166	102,206	228,696
Net unrealized appreciation (depreciation) (computed on the basis of identified cost)	(465,538)	201,074	(1,590,906)
Net assets applicable to common shares	$23,915,901	$21,166,635	$35,292,303
Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)
	620	540	900
Common Shares Outstanding
	1,755,423	1,511,845	2,567,057
Net Asset Value Per Common Share
Net assets applicable to common shares ÷ common shares issued and outstanding	$13.62	$14.00	$13.75

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Assets and Liabilities

As of March 31, 2008

	Insured New York Fund II	Insured Ohio Fund	Insured Pennsylvania Fund
Assets
Investments —
Identified cost	$60,223,371	$57,049,836	$76,312,310
Unrealized depreciation	(2,473,175)	(1,496,738)	(1,161,972)
Investments, at value	$57,750,196	$55,553,098	$75,150,338
Cash	$2,661,095	$2,457,780	$492,359
Receivable for investments sold	—	69,953	—
Receivable from the transfer agent	3,114	—	—
Interest receivable	782,356	681,179	986,266
Prepaid expenses	4,517	4,517	4,531
Total assets	$61,201,278	$58,766,527	$76,633,494
Liabilities
Payable for floating rate notes issued	$3,465,000	$1,705,000	$6,345,000
Interest expense and fees payable	32,012	10,653	41,837
Payable for investments purchased	1,000,550	—	3,213,196
Payable for daily variation margin on open financial futures contracts	16,203	26,297	27,891
Payable for open interest rate swap contracts	250,056	206,618	186,231
Payable for when-issued securities	—	1,940,490	—
Payable to affiliate for Trustees' fees	27	19	106
Payable to affiliate for investment adviser fee	21,314	20,700	25,208
Accrued expenses	39,887	40,914	47,076
Total liabilities	$4,825,049	$3,950,691	$9,886,545
Auction preferred shares at liquidation value plus cumulative unpaid dividends	$22,511,942	$21,876,934	$26,009,199
Net assets applicable to common shares	$33,864,287	$32,938,902	$40,737,750
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized	$25,560	$25,134	$29,436
Additional paid-in capital	36,216,411	35,619,073	41,722,636
Accumulated net realized gain (loss) (computed on the basis of identified cost)	223,103	(673,889)	508,749
Accumulated undistributed net investment income	381,431	34,639	238,117
Net unrealized depreciation (computed on the basis of identified cost)	(2,982,218)	(2,066,055)	(1,761,188)
Net assets applicable to common shares	$33,864,287	$32,938,902	$40,737,750
Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)
	900	875	1,040
Common Shares Outstanding
	2,555,954	2,513,365	2,943,645
Net Asset Value Per Common Share
Net assets applicable to common shares ÷ common shares issued and outstanding	$13.25	$13.11	$13.84

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended March 31, 2008

	Insured Municipal Fund II	Insured California Fund II	Insured Florida Plus Fund
Investment Income
Interest	$6,592,376	$2,329,195	$1,569,352
Total investment income	$6,592,376	$2,329,195	$1,569,352
Expenses
Investment adviser fee	$638,852	$244,306	$163,204
Trustees' fees and expenses	6,602	3,806	999
Legal and accounting services	22,376	19,296	51,051
Printing and postage	17,247	5,279	4,484
Custodian fee	67,988	19,270	18,882
Interest expense and fees	637,731	119,740	86,633
Transfer and dividend disbursing agent fees	29,781	17,732	15,792
Preferred shares remarketing agent fee	109,676	42,245	28,742
Miscellaneous	19,091	20,436	14,164
Total expenses	$1,549,344	$492,110	$383,951
Deduct —
Reduction of custodian fee	$17,329	$8,727	$3,259
Reduction of investment adviser fee	135,474	51,772	34,545
Total expense reductions	$152,803	$60,499	$37,804
Net expenses	$1,396,541	$431,611	$346,147
Net investment income	$5,195,835	$1,897,584	$1,223,205
Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (identified cost basis)	$(104,197)	$181,392	$(712,341)
Financial futures contracts	(720,149)	(75,325)	42,600
Interest rate swap contracts	(1,270,948)	(475,735)	(283,918)
Net realized loss	$(2,095,294)	$(369,668)	$(953,659)
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(16,298,787)	$(6,233,736)	$(2,885,983)
Financial futures contracts	(1,122,989)	(282,736)	(264,373)
Interest rate swap contracts	(950,967)	(418,411)	(257,760)
Net change in unrealized appreciation (depreciation)	$(18,372,743)	$(6,934,883)	$(3,408,116)
Net realized and unrealized loss	$(20,468,037)	$(7,304,551)	$(4,361,775)
Distributions to preferred shareholders
From net investment income	$(551,831)	$(388,948)	$(410,561)
From net realized gain	(1,161,353)	(203,364)	—
Net decrease in net assets from operations	$(16,985,386)	$(5,999,279)	$(3,549,131)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended March 31, 2008

	Insured Massachusetts Fund	Insured Michigan Fund	Insured New Jersey Fund
Investment Income
Interest	$1,147,538	$1,001,306	$1,627,213
Total investment income	$1,147,538	$1,001,306	$1,627,213
Expenses
Investment adviser fee	$113,693	$98,821	$167,867
Trustees' fees and expenses	999	100	916
Legal and accounting services	17,755	15,281	16,653
Printing and postage	2,942	1,830	2,013
Custodian fee	17,400	11,076	25,832
Interest expense and fees	109,241	94,720	155,417
Transfer and dividend disbursing agent fees	14,568	12,656	16,381
Preferred shares remarketing agent fee	19,401	16,922	28,125
Miscellaneous	12,989	18,320	20,150
Total expenses	$308,988	$269,726	$433,354
Deduct —
Reduction of custodian fee	$3,227	$483	$7,493
Reduction of investment adviser fee	24,048	20,893	35,558
Total expense reductions	$27,275	$21,376	$43,051
Net expenses	$281,713	$248,350	$390,303
Net investment income	$865,825	$752,956	$1,236,910
Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (identified cost basis)	$5,349	$(45,970)	$728,722
Financial futures contracts	(30,173)	12,156	(50,288)
Interest rate swap contracts	(267,106)	(126,443)	(393,601)
Net realized gain (loss)	$(291,930)	$(160,257)	$284,833
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(2,095,442)	$(1,453,425)	$(4,154,477)
Financial futures contracts	(6,911)	(52,301)	(11,518)
Interest rate swap contracts	(192,661)	(108,594)	(281,732)
Net change in unrealized appreciation (depreciation)	$(2,295,014)	$(1,614,320)	$(4,447,727)
Net realized and unrealized loss	$(2,586,944)	$(1,774,577)	$(4,162,894)
Distributions to preferred shareholders
From net investment income	$(268,872)	$(218,641)	$(153,904)
From net realized gain	—	—	(291,600)
Net decrease in net assets from operations	$(1,989,991)	$(1,240,262)	$(3,371,488)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended March 31, 2008

	Insured New York Fund II	Insured Ohio Fund	Insured Pennsylvania Fund
Investment Income
Interest	$1,529,944	$1,499,398	$1,859,319
Total investment income	$1,529,944	$1,499,398	$1,859,319
Expenses
Investment adviser fee	$163,912	$159,238	$191,819
Trustees' fees and expenses	915	907	915
Legal and accounting services	18,117	16,653	17,385
Printing and postage	1,830	4,575	7,320
Custodian fee	21,444	15,981	22,151
Interest expense and fees	78,121	80,212	132,766
Transfer and dividend disbursing agent fees	18,442	16,312	18,413
Preferred shares remarketing agent fee	28,202	27,419	32,501
Miscellaneous	15,088	17,042	22,715
Total expenses	$346,071	$338,339	$445,985
Deduct —
Reduction of custodian fee	$8,033	$3,635	$4,896
Reduction of investment adviser fee	34,730	33,720	40,583
Total expense reductions	$42,763	$37,355	$45,479
Net expenses	$303,308	$300,984	$400,506
Net investment income	$1,226,636	$1,198,414	$1,458,813
Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (identified cost basis)	$534,695	$(51,518)	$143,152
Financial futures contracts	38,670	(120,419)	515,713
Interest rate swap contracts	(283,918)	(206,717)	(169,538)
Net realized gain (loss)	$289,447	$(378,654)	$489,327
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(4,320,613)	$(3,715,822)	$(3,480,803)
Financial futures contracts	(269,003)	(394,675)	(403,273)
Interest rate swap contracts	(263,950)	(215,027)	(244,284)
Net change in unrealized appreciation (depreciation)	$(4,853,566)	$(4,325,524)	$(4,128,360)
Net realized and unrealized loss	$(4,564,119)	$(4,704,178)	$(3,639,033)
Distributions to preferred shareholders
From net investment income	$(278,471)	$(396,191)	$(266,234)
From net realized gain	(125,820)	—	(222,716)
Net decrease in net assets from operations	$(3,741,774)	$(3,901,955)	$(2,669,170)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended March 31, 2008

Increase (Decrease) in Net Assets	Insured Municipal Fund II	Insured California Fund II	Insured Florida Plus Fund
From operations —
Net investment income	$5,195,835	$1,897,584	$1,223,205
Net realized loss from investment transactions, financial futures contracts and interest rate swap contracts	(2,095,294)	(369,668)	(953,659)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(18,372,743)	(6,934,883)	(3,408,116)
Distributions to preferred shareholders —
From net investment income	(551,831)	(388,948)	(410,561)
From net realized gain	(1,161,353)	(203,364)	—
Net decrease in net assets from operations	$(16,985,386)	$(5,999,279)	$(3,549,131)
Distributions to common shareholders —
From net investment income	$(3,675,738)	$(1,334,331)	$(817,727)
From net realized gain	(2,838,123)	(503,981)	—
Total distributions to common shareholders	$(6,513,861)	$(1,838,312)	$(817,727)
Capital share transactions
Reinvestment of distributions to common shareholders	$43,710	$17,677	$—
Net increase in net assets from capital share transactions	$43,710	$17,677	$—
Net decrease in net assets	$(23,455,537)	$(7,819,914)	$(4,366,858)
Net Assets Applicable to Common Shares
At beginning of period	$153,612,147	$58,009,792	$38,085,865
At end of period	$130,156,610	$50,189,878	$33,719,007
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of period	$1,008,748	$214,541	$42,210

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended March 31, 2008

Increase (Decrease) in Net Assets	Insured Massachusetts Fund	Insured Michigan Fund	Insured New Jersey Fund
From operations —
Net investment income	$865,825	$752,956	$1,236,910
Net realized gain (loss) from investment transactions, financial futures contracts and interest rate swap contracts	(291,930)	(160,257)	284,833
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(2,295,014)	(1,614,320)	(4,447,727)
Distributions to preferred shareholders —
From net investment income	(268,872)	(218,641)	(153,904)
From net realized gain	—	—	(291,600)
Net decrease in net assets from operations	$(1,989,991)	$(1,240,262)	$(3,371,488)
Distributions to common shareholders —
From net investment income	$(586,061)	$(504,950)	$(898,118)
From net realized gain	—	—	(724,973)
Total distributions to common shareholders	$(586,061)	$(504,950)	$(1,623,091)
Capital share transactions
Reinvestment of distributions to common shareholders	$15,794	$—	$24,437
Net increase in net assets from capital share transactions	$15,794	$—	$24,437
Net decrease in net assets	$(2,560,258)	$(1,745,212)	$(4,970,142)
Net Assets Applicable to Common Shares
At beginning of period	$26,476,159	$22,911,847	$40,262,445
At end of period	$23,915,901	$21,166,635	$35,292,303
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of period	$30,166	$102,206	$228,696

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended March 31, 2008

Increase (Decrease) in Net Assets	Insured New York Fund II	Insured Ohio Fund	Insured Pennsylvania Fund
From operations —
Net investment income	$1,226,636	$1,198,414	$1,458,813
Net realized gain (loss) from investment transactions, financial futures contracts and interest rate swap contracts	289,447	(378,654)	489,327
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(4,853,566)	(4,325,524)	(4,128,360)
Distributions to preferred shareholders —
From net investment income	(278,471)	(396,191)	(266,234)
From net realized gain	(125,820)	—	(222,716)
Net decrease in net assets from operations	$(3,741,774)	$(3,901,955)	$(2,669,170)
Distributions to common shareholders —
From net investment income	$(890,549)	$(781,534)	$(1,015,434)
From net realized gain	(459,185)	—	(539,189)
Total distributions to common shareholders	$(1,349,734)	$(781,534)	$(1,554,623)
Capital share transactions
Reinvestment of distributions to common shareholders	$8,866	$5,474	$6,543
Net increase in net assets from capital share transactions	$8,866	$5,474	$6,543
Net decrease in net assets	$(5,082,642)	$(4,678,015)	$(4,217,250)
Net Assets Applicable to Common Shares
At beginning of period	$38,946,929	$37,616,917	$44,955,000
At end of period	$33,864,287	$32,938,902	$40,737,750
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of period	$381,431	$34,639	$238,117

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 2007

Increase (Decrease) in Net Assets	Insured Municipal Fund II	Insured California Fund II	Insured Florida Plus Fund
From operations —
Net investment income	$10,398,200	$3,787,436	$2,518,890
Net realized gain from investment transactions, financial futures contracts, interest rate swap contracts, and disposal of investments in violation of restrictions and net increase from payments by affiliates	3,268,176	1,478,049	158,502
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(7,067,317)	(2,630,581)	(1,228,867)
Distributions to preferred shareholders —
From net investment income	(3,009,366)	(1,088,414)	(797,008)
Net increase in net assets from operations	$3,589,693	$1,546,490	$651,517
Distributions to common shareholders —
From net investment income	$(7,466,114)	$(2,736,166)	$(1,694,472)
Total distributions to common shareholders	$(7,466,114)	$(2,736,166)	$(1,694,472)
Capital share transactions
Reinvestment of distributions to common shareholders	$25,683	$—	$—
Net increase in net assets from capital share transactions	$25,683	$—	$—
Net decrease in net assets	$(3,850,738)	$(1,189,676)	$(1,042,955)
Net Assets Applicable to Common Shares
At beginning of year	$157,462,885	$59,199,468	$39,128,820
At end of year	$153,612,147	$58,009,792	$38,085,865
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$40,482	$40,236	$47,293

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 2007

Increase (Decrease) in Net Assets	Insured Massachusetts Fund	Insured Michigan Fund	Insured New Jersey Fund
From operations —
Net investment income	$1,699,016	$1,489,658	$2,555,222
Net realized gain from investment transactions, financial futures contracts, interest rate swap contracts, and disposal of investments in violation of restrictions and net increase from payments by affiliates	122,669	154,136	1,166,389
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(1,064,726)	(621,430)	(1,549,597)
Distributions to preferred shareholders —
From net investment income	(514,151)	(435,251)	(732,552)
Net increase in net assets from operations	$242,808	$587,113	$1,439,462
Distributions to common shareholders —
From net investment income	$(1,203,685)	$(1,009,900)	$(1,820,869)
Total distributions to common shareholders	$(1,203,685)	$(1,009,900)	$(1,820,869)
Capital share transactions
Reinvestment of distributions to common shareholders	$17,788	$—	$24,197
Net increase in net assets from capital share transactions	$17,788	$—	$24,197
Net decrease in net assets	$(943,089)	$(422,787)	$(357,210)
Net Assets Applicable to Common Shares
At beginning of year	$27,419,248	$23,334,634	$40,619,655
At end of year	$26,476,159	$22,911,847	$40,262,445
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$19,274	$72,841	$43,808

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended September 30, 2007

Increase (Decrease) in Net Assets	Insured New York Fund II	Insured Ohio Fund	Insured Pennsylvania Fund
From operations —
Net investment income	$2,476,368	$2,428,283	$2,929,661
Net realized gain from investment transactions, financial futures contracts and interest rate swap contracts	313,563	187,769	710,389
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(960,870)	(1,107,087)	(1,298,960)
Distributions to preferred shareholders —
From net investment income	(534,850)	(756,723)	(856,964)
From net realized gain	(200,979)	—	—
Net increase in net assets from operations	$1,093,232	$752,242	$1,484,126
Distributions to common shareholders —
From net investment income	$(1,780,878)	$(1,669,755)	$(2,045,499)
From net realized gain	(634,133)	—	—
Total distributions to common shareholders	$(2,415,011)	$(1,669,755)	$(2,045,499)
Capital share transactions
Reinvestment of distributions to common shareholders	$5,574	$2,860	$—
Net increase in net assets from capital share transactions	$5,574	$2,860	$—
Net decrease in net assets	$(1,316,205)	$(914,653)	$(561,373)
Net Assets Applicable to Common Shares
At beginning of year	$40,263,134	$38,531,570	$45,516,373
At end of year	$38,946,929	$37,616,917	$44,955,000
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$323,815	$13,950	$60,972

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Cash Flows

For the Six Months Ended March 31, 2008

Cash Flows From Operating Activities	Insured Municipal Fund II	Insured Massachusetts Fund	Insured Michigan Fund
Net decrease in net assets from operations	$(16,985,386)	$(1,989,991)	$(1,240,262)
Distributions to preferred shareholders	1,713,184	268,872	218,641
Net decrease in net assets from operations excluding distributions to preferred shareholders	$(15,272,202)	$(1,721,119)	$(1,021,621)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(68,630,940)	—	(1,523,080)
Investments sold	86,106,380	3,089,200	6,176,681
Increase in short-term investments, net	—	(710,000)	—
Net amortization of premium (discount)	(999,240)	(77,689)	(127,877)
Decrease in interest receivable	673,524	40,197	66,834
Increase in receivable for investments sold	(2,201,559)	—	—
Decrease in receivable for open interest rate swap contracts	55,259	14,200	6,307
Increase in receivable from the transfer agent	—	(3,865)	—
Increase in prepaid expenses	(7,011)	(4,517)	(4,517)
Increase in payable for daily variation margin on open financial futures contracts	116,346	—	5,313
Increase in payable for open interest rate swap contracts	895,708	178,461	102,287
Decrease in payable for closed interest rate swap contracts	(272,596)	(103,347)	(40,440)
Increase in payable to affiliate for investment adviser fee	3,634	1,235	1,239
Increase in payable to affiliate for Trustees' fees	679	111	11
Increase (decrease) in payable for when-issued securities	5,224,726	(1,022,380)	—
Increase (decrease) in accrued expenses	11,670	(7,027)	(7,688)
Decrease in interest expense and fees payable	(369,040)	(32,612)	(43,030)
Net change in unrealized (appreciation) depreciation on investments	16,298,787	2,095,442	1,453,425
Net realized (gain) loss on investments	104,197	(5,349)	45,970
Net cash provided by operating activities	$21,738,322	$1,730,941	$5,089,814
Cash Flows From Financing Activities
Cash distributions paid net of reinvestments	$(6,470,151)	$(570,267)	$(504,950)
Distributions to preferred shareholders	(1,707,947)	(268,038)	(218,041)
Increase (decrease) in due to custodian	—	29,807	(91,245)
Proceeds from secured borrowings	6,300,000	—	—
Repayment of secured borrowings	(17,845,000)	(2,000,000)	(3,600,000)
Net cash used in financing activities	$(19,723,098)	$(2,808,498)	$(4,414,236)
Net Increase (decrease) in cash	$2,015,224	$(1,077,557)	$675,578
Cash at beginning of period	$188,070	$1,077,557	$—
Cash at end of period	$2,203,294	$—	$675,578
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$43,710	$15,794	$—

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Cash Flows

For the Six Months Ended March 31, 2008

Cash Flows From Operating Activities	Insured New Jersey Fund	Insured Pennsylvania Fund
Net decrease in net assets from operations	$(3,371,488)	$(2,669,170)
Distributions to preferred shareholders	445,504	488,950
Net decrease in net assets from operations excluding distributions to preferred shareholders	$(2,925,984)	$(2,180,220)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(17,200,514)	(11,067,062)
Investments sold	23,715,142	11,390,993
Net amortization of premium (discount)	(235,356)	(252,095)
Decrease (increase) in interest receivable	102,986	(2,314)
Increase in payable for investments purchased	—	1,725,796
Decrease (increase) in receivable for investments sold	(1,075,995)	1,465,920
Decrease in receivable for open interest rate swap contracts	20,717	62,021
Increase in prepaid expenses	(4,531)	(4,531)
Increase in payable for daily variation margin on open financial futures contracts	—	27,891
Increase in payable for open interest rate swap contracts	261,015	182,263
Decrease in payable for closed interest rate swap contracts	(149,778)	—
Increase in payable to affiliate for investment adviser fee	1,371	2,017
Increase in payable to affiliate for Trustees' fees	27	106
Increase in payable for when-issued securities	308,061	—
Decrease in accrued expenses	(11,538)	(3,785)
Decrease in interest expense and fees payable	(43,547)	(52,004)
Net change in unrealized (appreciation) depreciation on investments	4,154,477	3,480,803
Net realized (gain) loss on investments	(728,722)	(143,152)
Net cash provided by operating activities	$6,187,831	$4,632,647
Cash Flows From Financing Activities
Cash distributions paid net of reinvestments	$(1,598,654)	$(1,548,080)
Distributions to preferred shareholders	(459,189)	(487,230)
Proceeds from secured borrowings	—	1,575,000
Repayment of secured borrowings	(2,000,000)	(3,725,000)
Net cash used in financing activities	$(4,057,843)	$(4,185,310)
Net Increase (decrease) in cash	$2,129,988	$447,337
Cash at beginning of period	$83,044	$45,022
Cash at end of period	$2,213,032	$492,359
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$24,437	$6,543

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Municipal Fund II
	Six Months Ended March 31, 2008		Year Ended September 30,					Period Ended September 30,
	(Unaudited)(1)		2007(1)		2006(1)	2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of period (Common shares)	$15.470		$15.860		$15.310	$15.030	$14.790	$14.325	(3)
Income (loss) from operations
Net investment income	$0.523		$1.048		$1.058	$1.094	$1.162	$0.879
Net realized and unrealized gain (loss)	(2.054)		(0.383)		0.605	0.359	0.334	0.508
Distributions to preferred shareholders
From net investment income	(0.056)		(0.303)		(0.265)	(0.169)	(0.080)	(0.071)
From net realized gain	(0.117)		—		—	0.000 (5)	(0.017)	—
Total income (loss) from operations	$(1.704)		$0.362		$1.398	$1.284	$1.399	$1.316
Less distributions to common shareholders
From net investment income	$(0.370)		$(0.752)		$(0.848)	$(1.001)	$(1.001)	$(0.714)
From net realized gain	(0.286)		—		—	(0.003)	(0.158)	—
Total distributions to common shareholders	$(0.656)		$(0.752)		$(0.848)	$(1.004)	$(1.159)	$(0.714)
Preferred and Common shares offering costs charged to paid-in capital	$—		$—		$—	$—	$—	$(0.048)
Preferred Shares underwriting discounts	$—		$—		$—	$—	$—	$(0.089)
Net asset value — End of period (Common shares)	$13.110		$15.470		$15.860	$15.310	$15.030	$14.790
Market value — End of period (Common shares)	$12.590		$14.550		$15.310	$16.170	$14.820	$14.000
Total Investment Return on Net Asset Value(6)	(11.17	)%(14)	2.43	%(4)	9.56%	8.77%	10.00%	8.46	%(7)(14)
Total Investment Return on Market Value(6)	(9.29	)%(14)	(0.20	)%(4)	0.13%	16.51%	14.59%	2.67	%(7)(14)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Municipal Fund II
	Six Months Ended March 31, 2008		Year Ended September 30,					Period Ended September 30,
	(Unaudited)(1)		2007(1)		2006(1)	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$130,157		$153,612		$157,463	$151,937	$149,057	$146,574
Ratios (As a percentage of average net assets applicable to common shares):(8)
Expenses excluding interest and fees	1.07	%(11)	1.00	%(10)	1.02%	1.03%	1.00%	0.86	%(11)
Interest and fee expense(9)	0.88	%(11)	0.99%		0.91%	0.62%	0.36%	0.26	%(11)
Total expenses before custodian fee reduction	1.95	%(11)	1.99	%(10)	1.93%	1.65%	1.36%	1.12	%(11)
Expenses after custodian fee reduction excluding interest and fees	1.05	%(11)	0.99	%(10)	1.01%	1.02%	1.00%	0.84	%(11)
Net investment income	7.19	%(11)	6.62%		6.87%	7.11%	7.92%	7.14	%(11)
Portfolio Turnover	26%		31%		26%	10%	28%	32%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(8)
Expenses excluding interest and fees	0.67	%(11)	0.64	%(10)	0.65%	0.65%	0.63%	0.57	%(11)
Interest and fee expense(9)	0.55	%(11)	0.64%		0.58%	0.40%	0.23%	0.17	%(11)
Total expenses before custodian fee reduction	1.22	%(11)	1.28	%(10)	1.23%	1.05%	0.86%	0.74	%(11)
Expenses after custodian fee reduction excluding interest and fees	0.65	%(11)	0.63	%(10)	0.64%	0.65%	0.62%	0.56	%(11)
Net investment income	4.48	%(11)	4.25%		4.37%	4.52%	4.94%	4.72	%(11)
Senior Securities:
Total preferred shares outstanding	3,500		3,500		3,500	3,500	3,500	3,500
Asset coverage per preferred share(12)	$62,194		$68,894		$69,992	$68,411	$67,599	$66,893
Involuntary liquidation preference per preferred share(13)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(13)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Net investment income per share was computed using average common shares outstanding.

(2)  For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  During the year ended September 30, 2007, the adviser fully reimbursed the Fund for a realized loss on the disposal of an investment security which did not meet investment guidelines. The loss had no effect on total return.

(5)  Equal to less than $0.001 per share.

(6)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(7)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(8)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(9)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(10)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(11)  Annualized.

(12)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(13)  Plus accumulated and unpaid dividends.

(14)  Not annualized.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured California Fund II
	Six Months Ended March 31, 2008		Year Ended September 30,				Period Ended September 30,
	(Unaudited)(1)		2007(1)	2006(1)	2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of period (Common shares)	$15.020		$15.330	$14.810	$14.510	$14.560	$14.325	(3)
Income (loss) from operations
Net investment income	$0.491		$0.981	$0.989	$1.008	$1.060	$0.822
Net realized and unrealized gain (loss)	(1.891)		(0.301)	0.547	0.360	(0.022)	0.281
Distributions to preferred shareholders
From net investment income	(0.101)		(0.282)	(0.243)	(0.145)	(0.076)	(0.050)
From net realized gain	(0.053)		—	—	—	(0.004)	—
Total income (loss) from operations	$(1.554)		$0.398	$1.293	$1.223	$0.958	$1.053
Less distributions to common shareholders
From net investment income	$(0.345)		$(0.708)	$(0.773)	$(0.923)	$(0.948)	$(0.675)
From net realized gain	(0.131)		—	—	—	(0.060)	—
Total distributions to common shareholders	$(0.476)		$(0.708)	$(0.773)	$(0.923)	$(1.008)	$(0.675)
Preferred and Common shares offering costs charged to paid-in capital	$—		$—	$—	$—	$—	$(0.054)
Preferred Shares underwriting discounts	$—		$—	$—	$—	$—	$(0.089)
Net asset value — End of period (Common shares)	$12.990		$15.020	$15.330	$14.810	$14.510	$14.560
Market value — End of period (Common shares)	$13.610		$14.250	$14.635	$14.770	$14.580	$13.800
Total Investment Return on Net Asset Value(4)	(10.39	)%(12)	2.75%	9.15%	8.65%	6.84%	6.62	%(5)(12)
Total Investment Return on Market Value(4)	(1.04	)%(12)	2.11%	4.49%	7.84%	13.27%	1.06	%(5)(12)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured California Fund II
	Six Months Ended March 31, 2008		Year Ended September 30,					Period Ended September 30,
	(Unaudited)(1)		2007(1)		2006(1)	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$50,190		$58,010		$59,199	$57,187	$55,955	$56,083
Ratios (As a percentage of average net assets applicable to common shares):(6)
Expenses excluding interest and fees	1.17	%(7)	1.11	%(8)	1.13%	1.10%	1.09%	0.98	%(7)
Interest and fee expense(9)	0.43	%(7)	0.50%		0.48%	0.31%	0.15%	0.15	%(7)
Total expenses before custodian fee reduction	1.60	%(7)	1.61	%(8)	1.61%	1.41%	1.24%	1.13	%(7)
Expenses after custodian fee reduction excluding interest and fees	1.13	%(7)	1.09	%(8)	1.11%	1.06%	1.08%	0.96	%(7)
Net investment income	6.90	%(7)	6.42%		6.66%	6.81%	7.27%	6.75	%(7)
Portfolio Turnover	7%		37%		13%	13%	11%	22%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(6)
Expenses excluding interest and fees	0.72	%(7)	0.71	%(8)	0.71%	0.69%	0.68%	0.64	%(7)
Interest and fee expense(9)	0.27	%(7)	0.32%		0.30%	0.20%	0.09%	0.10	%(7)
Total expenses before custodian fee reduction	0.99	%(7)	1.03	%(8)	1.01%	0.89%	0.77%	0.74	%(7)
Expenses after custodian fee reduction excluding interest and fees	0.70	%(7)	0.69	%(8)	0.70%	0.67%	0.67%	0.63	%(7)
Net investment income	4.28	%(7)	4.09%		4.19%	4.28%	4.54%	4.46	%(7)
Senior Securities:
Total preferred shares outstanding	1,350		1,350		1,350	1,350	1,350	1,350
Asset coverage per preferred share(10)	$62,189		$67,980		$68,858	$67,364	$66,455	$66,545
Involuntary liquidation preference per preferred share(11)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(11)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Net investment income per share was computed using average common shares outstanding.

(2)  For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)  Annualized.

(8)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(9)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see note 1H).

(10)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(11)  Plus accumulated and unpaid dividends.

(12)  Not annualized.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Florida Plus Fund
	Six Months Ended March 31, 2008		Year Ended September 30,				Period Ended September 30,
	(Unaudited)(1)		2007(1)	2006(1)	2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of period (Common shares)	$14.790		$15.190	$14.870	$14.520	$14.550	$14.325	(3)
Income (loss) from operations
Net investment income	$0.475		$0.978	$0.981	$1.018	$1.062	$0.788
Net realized and unrealized gain (loss)	(1.698)		(0.411)	0.348	0.399	0.002 (4)	0.319
Distributions to preferred shareholders
From net investment income	(0.159)		(0.309)	(0.266)	(0.159)	(0.077)	(0.060)
From net realized gain	—		—	—	—	(0.007)	—
Total income (loss) from operations	$(1.382)		$0.258	$1.063	$1.258	$0.980	$1.047
Less distributions to common shareholders
From net investment income	$(0.318)		$(0.658)	$(0.743)	$(0.908)	$(0.930)	$(0.675)
From net realized gain	—		—	—	—	(0.080)	—
Total distributions to common shareholders	$(0.318)		$(0.658)	$(0.743)	$(0.908)	$(1.010)	$(0.675)
Preferred and Common shares offering costs charged to paid-in capital	$—		$—	$—	$—	$—	$(0.058)
Preferred Shares underwriting discounts	$—		$—	$—	$—	$—	$(0.089)
Net asset value — End of period (Common shares)	$13.090		$14.790	$15.190	$14.870	$14.520	$14.550
Market value — End of period (Common shares)	$11.890		$13.550	$14.410	$14.980	$14.750	$14.100
Total Investment Return on Net Asset Value(5)	(9.25	)%(13)	2.00%	7.64%	8.85%	7.12%	6.37	%(6)(13)
Total Investment Return on Market Value(5)	(10.03	)%(13)	(1.48)%	1.37%	7.94%	12.29%	3.08	%(6)(13)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Florida Plus Fund
	Six Months Ended March 31, 2008		Year Ended September 30,					Period Ended September 30,
	(Unaudited)(1)		2007(1)		2006(1)	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$33,719		$38,086		$39,129	$38,269	$37,211	$37,186
Ratios (As a percentage of average net assets applicable to common shares):(7)
Expenses excluding interest and fees	1.43	%(8)	1.17	%(9)	1.20%	1.17%	1.14%	1.04	%(8)
Interest and fee expense(10)	0.47	%(8)	0.48%		0.47%	0.29%	0.18%	0.09	%(8)
Total expenses before custodian fee reduction	1.90	%(8)	1.65	%(9)	1.67%	1.46%	1.32%	1.13	%(8)
Expenses after custodian fee reduction excluding interest and fees	1.41	%(8)	1.16	%(9)	1.19%	1.16%	1.14%	0.98	%(8)
Net investment income	6.65	%(8)	6.48%		6.63%	6.84%	7.30%	6.45	%(8)
Portfolio Turnover	52%		32%		16%	13%	17%	10%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(7)
Expenses excluding interest and fees	0.89	%(8)	0.74	%(9)	0.76%	0.74%	0.71%	0.69	%(8)
Interest and fee expense(10)	0.29	%(8)	0.30%		0.29%	0.18%	0.11%	0.06	%(8)
Total expenses before custodian fee reduction	1.18	%(8)	1.04	%(9)	1.05%	0.92%	0.82%	0.75	%(8)
Expenses after custodian fee reduction excluding interest and fees	0.88	%(8)	0.73	%(9)	0.75%	0.73%	0.71%	0.65	%(8)
Net investment income	4.13	%(8)	4.10%		4.17%	4.30%	4.55%	4.25	%(8)
Senior Securities:
Total preferred shares outstanding	900		900		900	900	900	900
Asset coverage per preferred share(11)	$62,466		$67,333		$68,489	$67,528	$66,348	$66,319
Involuntary liquidation preference per preferred share(12)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(12)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Net investment income per share was computed using average common shares outstanding.

(2)  For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  The per share amount does not reflect the actual net realized and unrealized gain (loss) for the period because of the timing of reinvested shares of the Fund and the amount of per share realized gains and losses at such time.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(6)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and sale at the current market price on the last day of the period reported.

(7)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(8)  Annualized.

(9)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(10)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(11)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this number by the number of preferred shares outstanding.

(12)  Plus accumulated and unpaid dividends.

(13)  Not annualized.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Massachusetts Fund
	Six Months Ended March 31, 2008		Year Ended September 30,					Period Ended September 30,
	(Unaudited)(1)		2007(1)		2006(1)	2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of period (Common shares)	$15.090		$15.640		$15.100	$14.870	$14.670	$14.325	(3)
Income (loss) from operations
Net investment income	$0.493		$0.969		$0.983	$1.031	$1.109	$0.823
Net realized and unrealized gain (loss)	(1.476)		(0.540)		0.613	0.290	0.350	0.411
Distributions to preferred shareholders
From net investment income	(0.153)		(0.293)		(0.256)	(0.143)	(0.069)	(0.058)
From net realized gain	—		—		—	—	(0.017)	—
Total income (loss) from operations	$(1.136)		$0.136		$1.340	$1.178	$1.373	$1.176
Less distributions to common shareholders
From net investment income	$(0.334)		$(0.686)		$(0.800)	$(0.948)	$(0.948)	$(0.675)
From net realized gain	—		—		—	—	(0.225)	—
Total distributions to common shareholders	$(0.334)		$(0.686)		$(0.800)	$(0.948)	$(1.173)	$(0.675)
Preferred and Common shares offering costs charged to paid-in capital	$—		$—		$—	$—	$—	$(0.066)
Preferred Shares underwriting discounts	$—		$—		$—	$—	$—	$(0.090)
Net asset value — End of period (Common shares)	$13.620		$15.090		$15.640	$15.100	$14.870	$14.670
Market value — End of period (Common shares)	$14.350		$14.820		$16.090	$17.350	$15.570	$14.450
Total Investment Return on Net Asset Value(4)	(7.61	)%(13)	0.88	%(5)	9.14%	7.74%	9.74%	7.22	%(6)(13)
Total Investment Return on Market Value(4)	(0.85	)%(13)	(3.72	)%(5)	(2.28)%	18.23%	16.66%	5.61	%(6)(13)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Massachusetts Fund
	Six Months Ended March 31, 2008		Year Ended September 30,					Period Ended September 30,
	(Unaudited)(1)		2007(1)		2006(1)	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$23,916		$26,476		$27,419	$26,441	$25,982	$25,586
Ratios (As a percentage of average net assets applicable to common shares):(7)
Expenses excluding interest and fees	1.36	%(10)	1.25	%(9)	1.29%	1.25%	1.24%	1.10	%(10)
Interest and fee expense(8)	0.85	%(10)	0.98%		1.54%	1.26%	0.79%	0.26	%(10)
Total expenses before custodian fee reduction	2.21	%(10)	2.23	%(9)	2.83%	2.51%	2.03%	1.36	%(10)
Expenses after custodian fee reduction excluding interest and fees	1.34	%(10)	1.25	%(9)	1.26%	1.24%	1.24%	1.06	%(10)
Net investment income	6.71	%(10)	6.27%		6.50%	6.79%	7.58%	6.73	%(10)
Portfolio Turnover	0%		15%		15%	11%	33%	35%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(7)
Expenses excluding interest and fees	0.85	%(10)	0.81	%(9)	0.81%	0.79%	0.77%	0.73	%(10)
Interest and fee expense(8)	0.53	%(10)	0.62%		0.97%	0.80%	0.49%	0.17	%(10)
Total expenses before custodian fee reduction	1.38	%(10)	1.43	%(9)	1.78%	1.59%	1.26%	0.90	%(10)
Expenses after custodian fee reduction excluding interest and fees	0.83	%(10)	0.80	%(9)	0.80%	0.78%	0.77%	0.70	%(10)
Net investment income	4.19	%(10)	3.99%		4.10%	4.29%	4.72%	4.42	%(10)
Senior Securities:
Total preferred shares outstanding	620		620		620	620	620	620
Asset coverage per preferred share(11)	$63,583		$67,711		$69,229	$67,649	$66,907	$66,270
Involuntary liquidation preference per preferred share(12)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(12)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Net investment income per share was computed using average common shares outstanding.

(2)  For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)  Net asset value at the beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  During the year ended September 30, 2007, the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return.

(6)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(7)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(8)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(9)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(10)  Annualized.

(11)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(12)  Plus accumulated and unpaid dividends.

(13)  Not annualized.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Michigan Fund
	Six Months Ended March 31, 2008		Year Ended September 30,				Period Ended September 30,
	(Unaudited)(1)		2007(1)	2006(1)	2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of period (Common shares)	$15.150		$15.430	$15.000	$14.840	$14.520	$14.325	(3)
Income (loss) from operations
Net investment income	$0.498		$0.985	$0.991	$1.039	$1.105	$0.824
Net realized and unrealized gain (loss)	(1.169)		(0.309)	0.462	0.233	0.252	0.262
Distributions to preferred shareholders
From net investment income	(0.145)		(0.288)	(0.252)	(0.164)	(0.089)	(0.058)
Total income (loss) from operations	$(0.816)		$0.388	$1.201	$1.108	$1.268	$1.028
Less distributions to common shareholders
From net investment income	$(0.334)		$(0.668)	$(0.771)	$(0.948)	$(0.948)	$(0.675)
Total distributions to common shareholders	$(0.334)		$(0.668)	$(0.771)	$(0.948)	$(0.948)	$(0.675)
Preferred and Common shares offering costs charged to paid-in capital	$—		$—	$—	$—	$—	$(0.068)
Preferred Shares underwriting discounts	$—		$—	$—	$—	$—	$(0.090)
Net asset value — End of period (Common shares)	$14.000		$15.150	$15.430	$15.000	$14.840	$14.520
Market value — End of period (Common shares)	$12.800		$14.030	$14.190	$16.200	$15.490	$14.410
Total Investment Return on Net Asset Value(4)	(5.27	)%(12)	2.81%	8.44%	7.52%	8.96%	6.12	%(5)(12)
Total Investment Return on Market Value(4)	(6.47	)%(12)	3.53%	(7.67)%	11.26%	14.60%	5.31	%(5)(12)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Michigan Fund
	Six Months Ended March 31, 2008		Year Ended September 30,					Period Ended September 30,
	(Unaudited)(1)		2007(1)		2006(1)	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$21,167		$22,912		$23,335	$22,670	$22,396	$21,893
Ratios (As a percentage of average net assets applicable to common shares):(6)
Expenses excluding interest and fees	1.37	%(8)	1.29	%(7)	1.32%	1.28%	1.28%	1.14	%(8)
Interest and fee expense(9)	0.85	%(8)	0.98%		0.90%	0.60%	0.33%	1.27	%(8)
Total expenses before custodian fee reduction	2.22	%(8)	2.27	%(7)	2.22%	1.88%	1.61%	2.41	%(8)
Expenses after custodian fee reduction excluding interest and fees	1.37	%(8)	1.27	%(7)	1.30%	1.27%	1.27%	1.09	%(8)
Net investment income	6.72	%(8)	6.43%		6.62%	6.88%	7.56%	6.75	%(8)
Portfolio Turnover	4%		6%		6%	5%	7%	45%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(6)
Expenses excluding interest and fees	0.86	%(8)	0.81	%(7)	0.83%	0.81%	0.79%	0.75	%(8)
Interest and fee expense(9)	0.53	%(8)	0.62%		0.56%	0.38%	0.21%	0.83	%(8)
Total expenses before custodian fee reduction	1.39	%(8)	1.43	%(7)	1.39%	1.19%	1.00%	1.58	%(8)
Expenses after custodian fee reduction excluding interest and fees	0.86	%(8)	0.80	%(7)	0.82%	0.80%	0.78%	0.71	%(8)
Net investment income	4.19	%(8)	4.06%		4.15%	4.32%	4.69%	4.42	%(8)
Senior Securities:
Total preferred shares outstanding	540		540		540	540	540	540
Asset coverage per preferred share(10)	$64,211		$67,442		$68,222	$66,986	$66,475	$65,543
Involuntary liquidation preference per preferred share(11)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(11)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Net investment income per share was computed using average common shares outstanding.

(2)  For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(8)  Annualized.

(9)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(10)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(11)  Plus accumulated and unpaid dividends.

(12)  Not annualized.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured New Jersey Fund
	Six Months Ended March 31, 2008		Year Ended September 30,				Period Ended September 30,
	(Unaudited)(1)		2007(1)	2006(1)	2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of period (Common shares)	$15.690		$15.840	$15.240	$14.990	$14.760	$14.325	(3)
Income (loss) from operations
Net investment income	$0.482		$0.996	$1.002	$1.039	$1.117	$0.826
Net realized and unrealized gain (loss)	(1.615)		(0.150)	0.671	0.330	0.361	0.489
Distributions to preferred shareholders
From net investment income	(0.060)		(0.286)	(0.253)	(0.159)	(0.067)	(0.058)
From net realized gain	(0.114)		—	—	—	(0.015)	—
Total income (loss) from operations	$(1.307)		$0.560	$1.420	$1.210	$1.396	$1.257
Less distributions to common shareholders
From net investment income	$(0.350)		$(0.710)	$(0.820)	$(0.960)	$(0.960)	$(0.675)
From net realized gain	(0.283)		—	—	—	(0.206)	—
Total distributions to common shareholders	$(0.633)		$(0.710)	$(0.820)	$(0.960)	$(1.166)	$(0.675)
Preferred and Common shares offering costs charged to paid-in capital	$—		$—	$—	$—	$—	$(0.058)
Preferred Shares underwriting discounts	$—		$—	$—	$—	$—	$(0.089)
Net asset value — End of period (Common shares)	$13.750		$15.690	$15.840	$15.240	$14.990	$14.760
Market value — End of period (Common shares)	$13.890		$14.790	$16.400	$16.240	$15.490	$14.520
Total Investment Return on Net Asset Value(4)	(8.44	)%(12)	3.64%	9.65%	8.18%	9.83%	7.89	%(5)(12)
Total Investment Return on Market Value(4)	(1.86	)%(12)	(5.66)%	6.53%	11.56%	15.37%	6.14	%(5)(12)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured New Jersey Fund
	Six Months Ended March 31, 2008		Year Ended September 30,					Period Ended September 30,
	(Unaudited)(1)		2007(1)		2006(1)	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$35,292		$40,262		$40,620	$39,032	$38,326	$37,687
Ratios (As a percentage of average net assets applicable to common shares):(6)
Expenses excluding interest and fees	1.26	%(8)	1.14	%(9)	1.19%	1.15%	1.13%	1.03	%(8)
Interest and fee expense(7)	0.81	%(8)	0.92%		0.86%	0.59%	0.31%	0.27	%(8)
Total expenses before custodian fee reduction	2.07	%(8)	2.06	%(9)	2.05%	1.74%	1.44%	1.30	%(8)
Expenses after custodian fee reduction excluding interest and fees	1.22	%(8)	1.11	%(9)	1.16%	1.14%	1.13%	0.99	%(8)
Net investment income	6.43	%(8)	6.29%		6.59%	6.78%	7.54%	6.69	%(8)
Portfolio Turnover	25%		27%		22%	15%	19%	34%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(6)
Expenses excluding interest and fees	0.79	%(8)	0.73	%(9)	0.75%	0.73%	0.71%	0.69	%(8)
Interest and fee expense(7)	0.51	%(8)	0.59%		0.55%	0.38%	0.20%	0.18	%(8)
Total expenses before custodian fee reduction	1.30	%(8)	1.32	%(9)	1.30%	1.11%	0.91%	0.87	%(8)
Expenses after custodian fee reduction excluding interest and fees	0.77	%(8)	0.72	%(9)	0.73%	0.72%	0.71%	0.66	%(8)
Net investment income	4.06	%(8)	4.05%		4.18%	4.31%	4.73%	4.43	%(8)
Senior Securities:
Total preferred shares outstanding	900		900		900	900	900	900
Asset coverage per preferred share(10)	$64,214		$69,751		$70,144	$68,375	$67,588	$66,875
Involuntary liquidation preference per preferred share(11)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(11)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Net investment income per share was computed using average common shares outstanding.

(2)  For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(8)  Annualized.

(9)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.01% of average daily net assets for year ended September 30, 2007). Absent this allocation, total return would be lower.

(10)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(11)  Plus accumulated and unpaid dividends.

(12)  Not annualized.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured New York Fund II
	Six Months Ended March 31, 2008		Year Ended September 30,					Period Ended September 30,
	(Unaudited)(1)		2007(1)	2006(1)	2005(1)	2004(1)		2003(1)(2)
Net asset value — Beginning of period (Common shares)	$15.240		$15.760	$15.300	$14.910	$14.870		$14.325	(3)
Income (loss) from operations
Net investment income	$0.480		$0.969	$0.990	$1.008	$1.080		$0.818
Net realized and unrealized gain (loss)	(1.784)		(0.256)	0.542	0.462	0.223		0.617
Distributions to preferred shareholders
From net investment income	(0.109)		(0.209)	(0.240)	(0.148)	(0.063)		(0.057)
From net realized gain	(0.049)		(0.079)	(0.015)	—	(0.016)		—
Total income (loss) from operations	$(1.462)		$0.425	$1.277	$1.322	$1.224		$1.378
Less distributions to common shareholders
From net investment income	$(0.348)		$(0.697)	$(0.732)	$(0.932)	$(0.963)		$(0.686)
From net realized gain	(0.180)		(0.248)	(0.085)	—	(0.221)		—
Total distributions to common shareholders	$(0.528)		$(0.945)	$(0.817)	$(0.932)	$(1.184)		$(0.686)
Preferred and Common shares offering costs charged to paid-in capital	$—		$—	$—	$—	$—		$(0.058)
Preferred Shares underwriting discounts	$—		$—	$—	$—	$—		$(0.089)
Net asset value — End of period (Common shares)	$13.250		$15.240	$15.760	$15.300	$14.910		$14.870
Market value — End of period (Common shares)	$13.250		$14.440	$14.420	$14.570	$14.460		$13.710
Total Investment Return on Net Asset Value(4)	(9.68	)%(13)	3.00%	9.02%	9.17%	8.75	%(5)	8.87	%(6)(13)
Total Investment Return on Market Value(4)	(4.68	)%(13)	6.66%	4.75%	7.19%	14.39	%(5)	0.38	%(6)(13)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured New York Fund II
	Six Months Ended March 31, 2008		Year Ended September 30,					Period Ended September 30,
	(Unaudited)(1)		2007(1)		2006(1)	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$33,864		$38,947		$40,263	$39,101	$38,089	$37,984
Ratios (As a percentage of average net assets applicable to common shares):(7)
Expenses excluding interest and fees	1.26	%(8)	1.16	%(9)	1.14%	1.21%	1.14%	1.03	%(8)
Interest and fee expense(10)	0.42	%(8)	0.46%		0.42%	0.28%	0.16%	0.14	%(8)
Total expenses before custodian fee reduction	1.68	%(8)	1.62	%(9)	1.56%	1.49%	1.30%	1.17	%(8)
Expenses after custodian fee reduction excluding interest and fees	1.22	%(8)	1.14	%(9)	1.11%	1.19%	1.13%	0.98	%(8)
Net investment income	6.62	%(8)	6.24%		6.48%	6.60%	7.31%	6.65	%(8)
Portfolio Turnover	20%		38%		26%	29%	26%	49%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(7)
Expenses excluding interest and fees	0.79	%(8)	0.74	%(9)	0.72%	0.77%	0.71%	0.68	%(8)
Interest and fee expense(10)	0.26	%(8)	0.29%		0.27%	0.18%	0.10%	0.09	%(8)
Total expenses before custodian fee reduction	1.05	%(8)	1.03	%(9)	0.99%	0.95%	0.81%	0.77	%(8)
Expenses after custodian fee reduction excluding interest and fees	0.76	%(8)	0.73	%(9)	0.71%	0.76%	0.71%	0.65	%(8)
Net investment income	4.12	%(8)	3.98%		4.11%	4.18%	4.58%	4.409	%(8)
Senior Securities:
Total preferred shares outstanding	900		900		900	900	900	900
Asset coverage per preferred share(11)	$62,640		$68,285		$69,746	$68,450	$67,323	$67,209
Involuntary liquidation preference per preferred share(12)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(12)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Net investment income per share was computed using average common shares outstanding.

(2)  For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  During the year ended September 30, 2004, the investment adviser reimbursed the Fund for a net loss realized on the disposal of an investment in violation of restrictions. The reimbursement was less than $0.01 per common share and had no effect on total investment return on net asset value and total investment return on market value for the year ended September 30, 2004.

(6)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(7)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(8)  Annualized.

(9)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(10)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(11)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(12)  Plus accumulated and unpaid dividends.

(13)  Not annualized.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Ohio Fund
	Six Months Ended March 31, 2008		Year Ended September 30,				Period Ended September 30,
	(Unaudited)(1)		2007(1)	2006(1)	2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of period (Common shares)	$14.970		$15.330	$14.830	$14.640	$14.620	$14.325	(3)
Income (loss) from operations
Net investment income	$0.477		$0.966	$0.978	$1.006	$1.054	$0.776
Net realized and unrealized gain (loss)	(1.868)		(0.361)	0.497	0.219	0.018	0.402
Distributions to preferred shareholders
From net investment income	(0.158)		(0.301)	(0.263)	(0.173)	(0.086)	(0.060)
From net realized gain	—		—	—	—	(0.003)	—
Total income (loss) from operations	$(1.549)		$0.304	$1.212	$1.052	$0.983	$1.118
Less distributions to common shareholders
From net investment income	$(0.311)		$(0.664)	$(0.712)	$(0.862)	$(0.930)	$(0.675)
From net realized gain	—		—	—	—	(0.033)	—
Total distributions to common shareholders	$(0.311)		$(0.664)	$(0.712)	$(0.862)	$(0.963)	$(0.675)
Preferred and Common shares offering costs charged to paid-in capital	$—		$—	$—	$—	$—	$(0.060)
Preferred Shares underwriting discounts	$—		$—	$—	$—	$—	$(0.088)
Net asset value — End of period (Common shares)	$13.110		$14.970	$15.330	$14.830	$14.640	$14.620
Market value — End of period (Common shares)	$12.040		$13.710	$14.600	$14.510	$15.200	$14.430
Total Investment Return on Net Asset Value(4)	(10.32	)%(12)	2.17%	8.58%	7.29%	6.94%	6.85	%(5)(12)
Total Investment Return on Market Value(4)	(10.06	)%(12)	(1.75)%	5.69%	1.11%	12.49%	5.46	%(5)(12)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Ohio Fund
	Six Months Ended March 31, 2008		Year Ended September 30,					Period Ended September 30,
	(Unaudited)(1)		2007(1)		2006(1)	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$32,939		$37,617		$38,532	$37,255	$36,746	$36,610
Ratios (As a percentage of average net assets applicable to common shares):(6)
Expenses excluding interest and fees	1.25	%(7)	1.16	%(8)	1.19%	1.18%	1.17%	1.05	%(7)
Interest and fee expense(9)	0.44	%(7)	0.53%		0.41%	0.25%	0.13%	0.09	%(7)
Total expenses before custodian fee reduction	1.69	%(7)	1.69	%(8)	1.60%	1.43%	1.30%	1.14	%(7)
Expenses after custodian fee reduction excluding interest and fees	1.23	%(7)	1.14	%(8)	1.16%	1.16%	1.16%	0.99	%(7)
Net investment income	6.66	%(7)	6.33%		6.56%	6.76%	7.30%	6.38	%(7)
Portfolio Turnover	11%		30%		16%	8%	23%	19%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(6)
Expenses excluding interest and fees	0.77	%(7)	0.74	%(8)	0.75%	0.74%	0.73%	0.69	%(7)
Interest and fee expense(9)	0.28	%(7)	0.34%		0.26%	0.16%	0.08%	0.07	%(7)
Total expenses before custodian fee reduction	1.05	%(7)	1.08	%(8)	1.01%	0.90%	0.81%	0.76	%(7)
Expenses after custodian fee reduction excluding interest and fees	0.76	%(7)	0.72	%(8)	0.73%	0.73%	0.72%	0.65	%(7)
Net investment income	4.14	%(7)	4.03%		4.14%	4.26%	4.55%	4.21	%(7)
Senior Securities:
Total preferred shares outstanding	875		875		875	875	875	875
Asset coverage per preferred share(10)	$62,647		$67,991		$69,036	$67,586	$66,999	$66,841
Involuntary liquidation preference per preferred share(11)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(11)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Net investment income per share was computed using average common shares outstanding.

(2)  For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)  Annualized.

(8)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(9)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1H).

(10)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(11)  Plus accumulated and unpaid dividends.

(12)  Not annualized.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Pennsylvania Fund
	Six Months Ended March 31, 2008		Year Ended September 30,				Period Ended September 30,
	(Unaudited)(1)		2007(1)	2006(1)	2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of period (Common shares)	$15.270		$15.470	$14.930	$14.410	$14.580	$14.325	(3)
Income (loss) from operations
Net investment income	$0.496		$0.995	$0.994	$1.019	$1.068	$0.811
Net realized and unrealized gain (loss)	(1.232)		(0.209)	0.559	0.587	(0.066)	0.331
Distributions to preferred shareholders
From net investment income	(0.090)		(0.291)	(0.266)	(0.173)	(0.083)	(0.060)
From net realized gain	(0.076)		—	—	—	(0.011)	—
Total income (loss) from operations	$(0.902)		$0.495	$1.287	$1.433	$0.908	$1.082
Less distributions to common shareholders
From net investment income	$(0.345)		$(0.695)	$(0.747)	$(0.913)	$(0.938)	$(0.681)
From net realized gain	(0.183)		—	—	—	(0.140)	—
Total distributions to common shareholders	$(0.528)		$(0.695)	$(0.747)	$(0.913)	$(1.078)	$(0.681)
Preferred and Common shares offering costs charged to paid-in capital	$—		$—	$—	$—	$—	$(0.056)
Preferred Shares underwriting discounts	$—		$—	$—	$—	$—	$(0.090)
Net asset value — End of period (Common shares)	$13.840		$15.270	$15.470	$14.930	$14.410	$14.580
Market value — End of period (Common shares)	$13.850		$14.150	$15.020	$15.540	$14.980	$14.330
Total Investment Return on Net Asset Value(4)	(5.89	)%(12)	3.44%	9.00%	10.01%	6.43%	6.63	%(5)(12)
Total Investment Return on Market Value(4)	1.64	%(12)	(1.28)%	1.68%	10.15%	12.57%	4.80	%(5)(12)

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Insured Pennsylvania Fund
	Six Months Ended March 31, 2008		Year Ended September 30,					Period Ended September 30,
	(Unaudited)(1)		2007(1)		2006(1)	2005(1)	2004(1)	2003(1)(2)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$40,738		$44,955		$45,516	$43,920	$42,352	$42,822
Ratios (As a percentage of average net assets applicable to common shares):(6)
Expenses excluding interest and fees	1.24	%(7)	1.15	%(8)	1.18%	1.16%	1.12%	1.03	%(7)
Interest and fee expense(9)	0.61	%(7)	0.83%		0.78%	0.41%	0.25%	0.14	%(7)
Total expenses before custodian fee reduction	1.85	%(7)	1.98	%(8)	1.96%	1.57%	1.37%	1.17	%(7)
Expenses after custodian fee reduction excluding interest and fees	1.23	%(7)	1.12	%(8)	1.15%	1.15%	1.11%	0.97	%(7)
Net investment income	6.67	%(7)	6.45%		6.64%	6.91%	7.37%	6.64	%(7)
Portfolio Turnover	14%		24%		22%	19%	15%	12%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(6)
Expenses excluding interest and fees	0.78	%(7)	0.73	%(8)	0.74%	0.73%	0.69%	0.68	%(7)
Interest and fee expense(9)	0.38	%(7)	0.53%		0.49%	0.26%	0.15%	0.09	%(7)
Total expenses before custodian fee reduction	1.16	%(7)	1.26	%(8)	1.23%	0.99%	0.84%	0.77	%(7)
Expenses after custodian fee reduction excluding interest and fees	0.77	%(7)	0.71	%(8)	0.72%	0.72%	0.69%	0.64	%(7)
Net investment income	4.19	%(7)	4.10%		4.17%	4.32%	4.58%	4.37	%(7)
Senior Securities:
Total preferred shares outstanding	1,040		1,040		1,040	1,040	1,040	1,040
Asset coverage per preferred share(10)	$64,180		$68,233		$68,770	$67,232	$65,723	$66,178
Involuntary liquidation preference per preferred share(11)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(11)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Net investment income per share was computed using average common shares outstanding.

(2)  For the period from the start of business, November 29, 2002, to September 30, 2003.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.000 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $15.000 less the sales load of $0.675 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)  Annualized.

(8)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(9)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1H).

(10)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(11)  Plus accumulated and unpaid dividends.

(12)  Not annualized.

See notes to financial statements

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Insured Municipal Bond Fund II (Insured Municipal Fund II), Eaton Vance Insured California Municipal Bond Fund II (Insured California Fund II), Eaton Vance Insured Florida Plus Municipal Bond Fund (formerly, Eaton Vance Insured Florida Municipal Bond Fund) (Insured Florida Plus Fund), Eaton Vance Insured Massachusetts Municipal Bond Fund (Insured Massachusetts Fund), Eaton Vance Insured Michigan Municipal Bond Fund (Insured Michigan Fund), Eaton Vance Insured New Jersey Municipal Bond Fund (Insured New Jersey Fund), Eaton Vance Insured New York Municipal Bond Fund II (Insured New York Fund II), Eaton Vance Insured Ohio Municipal Bond Fund (Insured Ohio Fund) and Eaton Vance Insured Pennsylvania Municipal Bond Fund (Insured Pennsylvania Fund), (each individually referred to as the Fund, and collectively, the Funds), are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as non-diversified, closed-end management investment companies. Each Fund seeks to provide current income exempt from regular federal income tax, including alternative minimum tax, and, in state specific funds, taxes in its specified state, as applicable.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing service. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Interest rate swaps are generally valued on the basis of valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends.

At September 30, 2007, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce each Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date
Insured Florida Plus	$314,751	September 30, 2013

Insured Massachusetts	247,959	September 30, 2013

Insured Michigan	399,841	September 30, 2013

Insured Ohio	321,978	September 30, 2013

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of March 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds' federal tax returns filed in the 3-year period ended September 30, 2007 remains subject to examination by the Internal Revenue Service.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under each Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Fund, and shareholders are indemnified against personal liability for the obligations of each Fund. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" (FAS 140), the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption "Payable for floating rate notes issued" in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds' liability with respect to Floating Rate Notes is recorded as incurred. At March 31, 2008, the amount of the Funds' Floating Rate Notes outstanding and the related interest rates and collateral were as follows:

Fund	Floating Rate Notes Outstanding	Interest Rate or Range of Interest Rates (%)	Collateral for Floating Rate Notes Outstanding
Insured Municipal II	$28,025,000	2.14 – 2.21	$42,055,875
Insured California II	6,715,000	2.18	10,588,320
Insured Florida Plus	6,970,000	2.14 – 2.29	10,074,000
Insured Massachusetts	4,765,000	2.17 – 2.70	7,563,986

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Fund	Floating Rate Notes Outstanding	Interest Rate or Range of Interest Rates (%)	Collateral for Floating Rate Notes Outstanding
Insured Michigan	$2,180,000	2.17	$3,553,623
Insured New Jersey	7,580,000	2.17 – 2.24	11,808,520
Insured New York II	3,465,000	2.14 – 2.24	5,162,654
Insured Ohio	1,705,000	2.17 – 2.27	2,525,617
Insured Pennsylvania	6,345,000	2.17 – 2.21	9,956,775

The Funds' investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. The Funds' investment policies do not allow the Funds to borrow money for purposes of making investments. Management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FAS 140, which is distinct from a legal borrowing of the Funds to which the policies apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds' investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts' terms.

J  Interest Rate Swaps — The Funds may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

K  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

M  Interim Financial Statements — The interim financial statements relating to March 31, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Funds' management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Auction Preferred Shares

Each Fund issued Auction Preferred Shares (APS) on January 15, 2003 in a public offering. The underwriting discounts and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares of each respective Fund. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set.

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. The maximum applicable rate on the APS is 110% (150% for taxable distributions) of the greater of the 1) "AA" Financial Composite Commercial Paper Rate or 2) Taxable Equivalent of the Short-Term Municipal Obligation Rate on the date of the auction. Series of APS are identical in all respects except for the reset dates of the dividend rates.

The number of APS issued and outstanding as of March 31, 2008 are as follows:

Fund	APS Issued and Outstanding
Insured Municipal II
Series A	1,750
Series B	1,750
Insured California II	1,350
Insured Florida Plus	900
Insured Massachusetts	620
Insured Michigan	540
Insured New Jersey	900
Insured New York II	900
Insured Ohio	875
Insured Pennsylvania	1,040

The APS are redeemable at the option of each Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if a Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. Each Fund is required to maintain certain asset coverage with respect to the APS as defined in the Funds' By-Laws and the 1940 Act. Each Fund pays an annual fee equivalent to 0.25% of the liquidation value of the APS for the remarketing efforts associated with the APS auctions.

3  Distributions to Shareholders

Each Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Funds intend to distribute all or substantially all of their net realized capital gains, if any. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for APS at March 31, 2008, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the six months then ended were as follows:

Fund	APS Dividend Rates at March 31, 2008	Dividends Paid to APS Shareholders	Average APS Dividend Rates	Dividends Rate Ranges (%)
Insured Municipal II
Series A	3.23%	$841,911	3.85%	2.00 – 6.15
Series B	3.23	871,273	3.98	2.10 – 6.00
Insured California II	3.23	592,312	3.51	2.00 – 5.75
Insured Florida Plus	3.26	410,561	3.65	1.85 – 4.36
Insured Massachusetts	3.23	268,872	3.47	1.99 – 4.51
Insured Michigan	3.23	218,641	3.23	1.24 – 4.36
Insured New Jersey	3.26	445,504	3.96	1.00 – 6.00
Insured New York II	3.23	404,291	3.59	2.75 – 5.50
Insured Ohio	3.23	396,191	3.62	3.00 – 4.51
Insured Pennsylvania	3.23	488,950	3.76	1.00 – 5.75

Beginning February 13, 2008, and consistent with the patterns in the broader market for auction-rate securities, APS of the Funds were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates on the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rates for each series as of March 31, 2008.

The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

between book and tax accounting relating to distributions are reclassified to paid-in capital.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Fund. The fee is computed at an annual rate of 0.55% of each Fund's average weekly gross assets and is payable monthly. Average weekly gross assets as referred to herein exclude assets deemed held pursuant to FAS 140 (see Note 1H). EVM also serves as the administrator of each Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Funds for fees and other expenses at an annual rate of 0.15% of average weekly gross assets of each Fund during the first five full years of its operations, 0.10% of a Fund's average weekly gross assets in year six, and 0.05% in year seven. The Funds concluded their first five full years of operations on November 29, 2007. For the six months ended March 31, 2008, the investment adviser fee and expenses contractually reduced by EVM were as follows:

Fund	Investment Adviser Fee	Expenses Reduced by EVM
Insured Municipal II	$638,852	$135,474
Insured California II	244,306	51,772
Insured Florida Plus	163,204	34,545
Insured Massachusetts	113,693	24,048
Insured Michigan	98,821	20,893
Insured New Jersey	167,867	35,558
Insured New York II	163,912	34,730
Insured Ohio	159,238	33,720
Insured Pennsylvania	191,819	40,583

Except for Trustees of the Funds who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended March 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the six months ended March 31, 2008 were as follows:

Fund	Purchases	Sales
Insured Municipal II	$68,630,940	$86,106,380
Insured California II	6,918,442	10,260,992
Insured Florida Plus	34,613,169	33,020,707
Insured Massachusetts	—	3,089,200
Insured Michigan	1,523,080	6,176,681
Insured New Jersey	17,200,514	23,715,142
Insured New York II	12,357,407	16,575,772
Insured Ohio	6,881,092	11,498,924
Insured Pennsylvania	11,067,062	11,390,993

6  Common Shares of Beneficial Interest

Common shares issued pursuant to the Funds' dividend reinvestment plan for the six months ended March 31, 2008 and the year ended September 30, 2007 were as follows:

Fund	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
Insured Municipal II	3,329	1,599
Insured California II	1,411	—
Insured Massachusetts	1,113	1,147
Insured New Jersey	1,690	1,531
Insured New York II	667	359
Insured Ohio	452	186
Insured Pennsylvania	473	—

There were no transactions in common shares by the Insured Florida Plus Fund and Insured Michigan Fund for the six months ended March 31, 2008 and the year ended September 30, 2007.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at March 31, 2008, as determined on a federal income tax basis, were as follows:

Insured Municipal Fund II
Aggregate cost	$225,050,134
Gross unrealized appreciation	$2,861,994
Gross unrealized depreciation	(10,261,370)
Net unrealized depreciation	$(7,399,376)

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Insured California Fund II
Aggregate cost	$85,848,126
Gross unrealized appreciation	$706,770
Gross unrealized depreciation	(4,462,755)
Net unrealized depreciation	$(3,755,985)
Insured Florida Plus Fund
Aggregate cost	$56,398,786
Gross unrealized appreciation	$805,703
Gross unrealized depreciation	(1,843,903)
Net unrealized depreciation	$(1,038,200)
Insured Massachusetts Fund
Aggregate cost	$39,451,992
Gross unrealized appreciation	$974,731
Gross unrealized depreciation	(1,266,799)
Net unrealized depreciation	$(292,068)
Insured Michigan Fund
Aggregate cost	$33,308,524
Gross unrealized appreciation	$1,133,365
Gross unrealized depreciation	(783,912)
Net unrealized appreciation	$349,453
Insured New Jersey Fund
Aggregate cost	$56,338,275
Gross unrealized appreciation	$782,774
Gross unrealized depreciation	(2,170,978)
Net unrealized depreciation	$(1,388,204)
Insured New York Fund II
Aggregate cost	$56,826,964
Gross unrealized appreciation	$330,761
Gross unrealized depreciation	(2,872,529)
Net unrealized depreciation	$(2,541,768)

Insured Ohio Fund
Aggregate cost	$55,275,694
Gross unrealized appreciation	$626,128
Gross unrealized depreciation	(2,053,724)
Net unrealized depreciation	$(1,427,596)
Insured Pennsylvania Fund
Aggregate cost	$70,043,275
Gross unrealized appreciation	$1,149,054
Gross unrealized depreciation	(2,386,991)
Net unrealized depreciation	$(1,237,937)

8  Overdraft Advances

Pursuant to the respective custodian agreements, SSBT may, in its discretion, advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft, the Funds are obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on a Fund's assets to the extent of any overdraft. At March 31, 2008, the Insured Massachusetts Fund had a payment due to SSBT pursuant to the foregoing arrangement of $29,807.

9  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

A summary of obligations under these financial instruments at March 31, 2008 is as follows:

Futures Contracts

Fund	Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation
Insured Municipal II	06/08	438 U.S. Treasury Bond	Short	$(50,971,016)	$(52,033,033)	$(1,062,017)
Insured California II	06/08	67 U.S. Treasury Bond	Short	$(7,695,867)	$(7,959,391)	$(263,524)
Insured Florida Plus	06/08	60 U.S. Treasury Bond	Short	$(6,873,071)	$(7,127,813)	$(254,742)
Insured Michigan	06/08	20 U.S. Treasury Bond	Short	$(2,327,039)	$(2,375,937)	$(48,898)
Insured New York II	06/08	61 U.S. Treasury Bond	Short	$(6,987,623)	$(7,246,610)	$(258,987)
Insured Ohio	06/08	99 U.S. Treasury Bond	Short	$(11,398,192)	$(11,760,891)	$(362,699)
Insured Pennsylvania	06/08	105 U.S. Treasury Bond	Short	$(12,060,687)	$(12,473,672)	$(412,985)

Interest Rate Swaps

Insured Municipal Fund II

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$6,000,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(263,610)
Merrill Lynch Capital Services, Inc.	4,550,000	4.9025%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	(164,254)
Morgan Stanley Capital Services, Inc.	4,150,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	(484,265)
					$(912,129)

Insured California Fund II

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$2,275,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(99,952)
Merrill Lynch Capital Services, Inc.	3,625,000	4.9025%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	(130,862)
Morgan Stanley Capital Services, Inc.	1,400,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	(163,366)
					$(394,180)

Insured Florida Plus Fund

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$1,525,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(67,001)
Merrill Lynch Capital Services, Inc.	2,000,000	4.9025%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	(72,200)
Morgan Stanley Capital Services, Inc.	900,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	(105,021)
					$(244,222)

Insured Massachusetts Fund

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$1,050,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(46,132)
Merrill Lynch Capital Services, Inc.	1,725,000	4.9025%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	(62,272)
Morgan Stanley Capital Services, Inc.	625,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	(72,931)
					$(181,335)

Insured Michigan Fund

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$900,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(39,541)
Merrill Lynch Capital Services, Inc.	675,000	4.9025%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	(24,367)
Morgan Stanley Capital Services, Inc.	350,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	(40,842)
					$(104,750)

Insured New Jersey Fund

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$1,525,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(67,001)
Merrill Lynch Capital Services, Inc.	2,500,000	4.9025%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	(90,250)
Morgan Stanley Capital Services, Inc.	925,000	5.428%	3-month USD-LIBOR-BBA	September, 10, 2008/ September, 10, 2038	(107,938)
					$(265,189)

Eaton Vance Insured Municipal Bond Funds as of March 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Insured New York Fund II

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$1,525,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(67,001)
Merrill Lynch Capital Services, Inc.	2,000,000	4.9025%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	(72,199)
Morgan Stanley Capital Services, Inc.	950,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	(110,856)
					$(250,056)

Insured Ohio Fund

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$1,475,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(64,804)
Merrill Lynch Capital Services, Inc.	1,100,000	4.9025%	3-month USD-LIBOR-BBA	July 9, 2008/ July 9, 2038	(39,710)
Morgan Stanley Capital Services, Inc.	875,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	(102,104)
					$(206,618)

Insured Pennsylvania Fund

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Depreciation
Lehman Brothers, Inc.	$1,450,000	4.985%	3-month USD-LIBOR-BBA	September 28, 2008/ September 28, 2038	$(63,706)
Morgan Stanley Capital Services, Inc.	1,050,000	5.428%	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	(122,525)
					$(186,231)

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At March 31, 2008, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

10  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds' financial statement disclosures.

11  Name Change

Effective January 1, 2008, the name of Eaton Vance Insured Florida Plus Municipal Bond Fund was changed from Eaton Vance Insured Florida Municipal Bond Fund.

Eaton Vance Insured Municipal Bond Funds

DIVIDEND REINVESTMENT PLAN

Each Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the same Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with each Fund's transfer agent, PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by each Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-866-439-6787.

Eaton Vance Insured Municipal Bond Funds

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Insured Municipal Bond Funds
PFPC Inc.
Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
866-439-6787

Number of Employees

Each Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

Number of Shareholders

As of March 31, 2008, our records indicate that there are 35, 10, 7, 7, 12, 12, 19, 16 and 44 registered shareholders for Insured Municipal Fund II, Insured California Fund II, Insured Florida Plus Fund, Insured Massachusetts Fund, Insured Michigan Fund, Insured New Jersey Fund, Insured New York Fund II, Insured Ohio Fund and Insured Pennsylvania Fund, respectively, and approximately 4,954, 1,605, 1,663, 944, 988, 1,486, 1,326, 1,512 and 1,864 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries for Insured Municipal Fund II, Insured California Fund II, Insured Florida Plus Fund, Insured Massachusetts Fund, Insured Michigan Fund, Insured New Jersey Fund, Insured New York Fund II, Insured Ohio Fund and Insured Pennsylvania Fund, respectively.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about a Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

American Stock Exchange symbols

Insured Municipal Fund II	EIV	Insured New Jersey Fund	EMJ

Insured California Fund II	EIA	Insured New York Fund II	NYH

Insured Florida Plus Fund	EIF	Insured Ohio Fund	EIO

Insured Massachusetts Fund	MAB	Insured Pennsylvania Fund	EIP

Insured Michigan Fund	MIW

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreements of the following funds:

•  Eaton Vance Insured Municipal Bond Fund II

•  Eaton Vance Insured California Municipal Bond Fund II

•  Eaton Vance Insured Florida Plus Municipal Bond Fund

•  Eaton Vance Insured Massachusetts Municipal Bond Fund

•  Eaton Vance Insured Michigan Municipal Bond Fund

•  Eaton Vance Insured New Jersey Municipal Bond Fund

•  Eaton Vance Insured New York Municipal Bond Fund II

•  Eaton Vance Insured Ohio Municipal Bond Fund

•  Eaton Vance Insured Pennsylvania Municipal Bond Fund

(the "Funds"), each with Eaton Vance Management (the "Adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds, and recent changes in the identity of such personnel. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser's 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

Eaton Vance Insured Municipal Bond Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared each Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the year ended September 30, 2006 for each Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to collectively as "management fees"). As part of its review, the Board considered each Fund's management fee and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for each of the Funds.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that none of the Funds is continuously offered and concluded that, in light of the level of the adviser's profits with respect to each Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund.

Eaton Vance Insured Municipal Bond Funds

INVESTMENT MANAGEMENT

Eaton Vance Insured Municipal Bond Funds

Officers
Cynthia J. Clemson
President of EIA, EIF, MIW, NYH, EIO and EIP;
Vice President of EIV,
MAB and EMJ and Portfolio Manager of EIA
Robert B. MacIntosh
President of EIV, MAB and EMJ;
Vice President of EIA, EIF, MIW,
NYH, EIO and EIP and Portfolio Manager of MAB and EMJ
William H. Ahern, Jr.
Vice President and Portfolio Manager of EIV, MIW and EIO
Craig R. Brandon
Vice President and Portfolio Manager of EIF and NYH
Thomas M. Metzold
Vice President of EIP
Adam A. Weigold
Vice President and Portfolio Manager of EIP
Barbara E. Campbell
Treasurer
Maureen A. Gemma
Secretary
Paul M. O'Neil
Chief Compliance Officer
John E. Pelletier
Chief Legal Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout

American Stock Exchange symbols

Insured Municipal Fund II	EIV	Insured New Jersey Fund	EMJ

Insured California Fund II	EIA	Insured New York Fund II	NYH

Insured Florida Plus Fund	EIF	Insured Ohio Fund	EIO

Insured Massachusetts Fund	MAB	Insured Pennsylvania Fund	EIP

Insured Michigan Fund	MIW

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Investment Adviser and Administrator
of Eaton Vance Insured Municipal Bond Funds
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent and Dividend Disbursing Agent
PFPC Inc.

Attn: Eaton Vance Insured Municipal Bond Funds
P.O. Box 43027
Providence, RI 02940-3027
(866) 439-6787

Overnight Mail
PFPC Inc.

Attn: Eaton Vance Funds
250 Royall Street
Canton, MA 02021

Eaton Vance Insured Municipal Bond Funds
The Eaton Vance Building
255 State Street
Boston, MA 02109

1557-5/08  9IMBIISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Insured Michigan Municipal Bond Fund

By:	/s/Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	May 12, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	May 12, 2008

By:	/s/Cynthia J. Clemson
Cynthia J. Clemson
President

Date:	May 12, 2008